PROSPECTUS SUPPLEMENT
January 10, 2000
for the following funds with prospectuses dated February 1, 1999 - December 1, 1999

AMCAP Fund, Inc.                       Limited Term Tax-Exempt Bond
American Balanced Fund, Inc.             Fund of America
American High-Income Municipal         The New Economy Fund
 Bond Fund, Inc.                       New Perspective Fund, Inc.
American High-Income Trust             SMALLCAP World Fund, Inc.
The Bond Fund of America, Inc.         The Tax-Exempt Bond Fund of
Capital World Bond Fund, Inc.            America, Inc.
Capital World Growth and               The Tax-Exempt Fund of
 Income Fund, Inc.                       California
The Cash Management Trust of           The Tax-Exempt Fund of
 America                                Maryland
EuroPacific Growth Fund                The Tax-Exempt Fund of
Fundamental Investors, Inc.              Virginia
The Growth Fund of America,            The Tax-Exempt Money Fund
 Inc.                                    of America
The Income Fund of America,            U.S. Government Securities
 Inc.                                    Fund
Intermediate Bond Fund of              The U.S. Treasury Money Fund
 America                                of America
The Investment Company of              Washington Mutual Investors
  America                               Fund, Inc.

The initial investment minimum for all funds in The American Funds Group(r), except the money market funds and the state tax-exempt funds, is now $250. The initial investment minimum for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia) is $1,000.

In addition, effective January 10, 2000, the sales charges applied to purchases of the equity and fixed-income funds in The American Funds Group are as follows:

                                EQUITY FUNDS                                FIXED-INCOME FUNDS

                                Sales Charge                Dealer          Sales Charge                 Dealer
                                as % of                     Concession      as % of                     Concession
                                                            as a % of                                   as a % of
                                                            Offering                                    Offering
                                                            Price                                       Price

AMOUNT OF SALE                  Offering      Net                           Offering      Net
                                Price         Amount                        Price         Amount
                                              Invested                                    Invested

Less than $25,000               5.75%         6.10%         5.00%

$25,000 but less than           5.00          5.26          4.25            3.75%         3.90%         3.00%
$50,000

$50,000 but less than           4.50          4.71          3.75
$100,000

$100,000 but less than          3.50          3.63          2.75            3.50          3.63          2.75
$250,000

$250,000 but less than          2.50          2.56          2.00            2.50          2.56          2.00
$500,000

$500,000 but less than          2.00          2.04          1.60            2.00          2.04          1.60
$750,000

$750,000 but less than          1.50          1.52          1.20            1.50          1.52          1.20
$1 million

$1 million and above            none          none          see             none          none          see
                                                            prospectus                                  prospectus


                   THE TAX-EXEMPT BOND FUND OF AMERICA, INC.

                                     Part B
                      Statement of Additional Information

                                November 1, 1999
                         (as amended January 10, 2000)

This document is not a prospectus but should be read in conjunction with the current prospectus of The Tax-Exempt Bond Fund of America (the "fund" or "TEBF") dated November 1, 1999. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                   The Tax-Exempt Bond Fund of America, Inc.
                              Attention: Secretary
                              333 South Hope Street
                             Los Angeles, CA  90071
                                 (213) 486-9200

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        7
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .        8
Fund Directors and Officers . . . . . . . . . . . . . . . . . . . .        9
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . .       16
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       20
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       27
Shareholder Account Services and Privileges . . . . . . . . . . . .       28
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       31
General Information . . . . . . . . . . . . . . . . . . . . . . . .       31
Investment Results and Related Statistics . . . . . . . . . . . . .       33
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       37
Financial Statements




                 The Tax-Exempt Bond Fund of America -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


- The fund will invest at least 80% of its assets in securities exempt from regular federal income tax.
- The fund will not invest in securities subject to alternative minimum taxes.

- The fund will invest at least 65% of its assets in straight debt securities rated A or better by Standard & Poor's Corporation (S&P) or Moody's Investors Service, Inc. (Moody's) or unrated but determined to be of equivalent quality.

- The fund may invest up to 35% of its assets in straight debt securities rated BBB by S&P or Baa by Moody's or below or unrated but determined to be of equivalent quality (with no more than 20% of its assets in straight debt securities rated BB/Ba or below or unrated but determined to be of equivalent quality).
- The fund will invest substantially in securities with maturities in excess of three years.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions. The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.


High-yield, high-risk bonds rated Ba or below by Standard & Poor's Corporation and BB or below by Moody's Investors Services, Inc. (or unrated but considered to be of equivalent quality) are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Certain risk factors relating to "high-yield, high-risk bonds" are discussed below.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and political and corporate developments and may be less sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.


                 The Tax-Exempt Bond Fund of America -- Page 2

     PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


MUNICIPAL BONDS - Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, their exclusion from gross income for federal income tax purposes and, where applicable, state and local income tax are rendered by bond counsel to the issuing authorities at the time of issuance.


The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.


Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.


Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds.


                 The Tax-Exempt Bond Fund of America -- Page 3

Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue.


MUNICIPAL LEASE OBLIGATIONS - The fund may invest in municipal lease revenue obligations. The fund may purchase, without limitation, municipal lease revenue obligations that are determined to be liquid by Capital Research and Management Company. In determining whether these securities are liquid, Capital Research and Management Company will consider, among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, the frequency and volume of trading and the number of dealers trading the securities.


CASH AND CASH EQUIVALENTS - These securities include (i) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and saving bank obligations (e.g., certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


TEMPORARY INVESTMENTS - The fund may invest in short-term municipal obligations of up to one year in maturity during periods of temporary defensive strategy resulting from abnormal market conditions, or when such investments are considered advisable for liquidity. Generally, the income from all such securities is exempt from federal income tax. Further, a portion of the fund's assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (1) obligations of the U.S. Treasury; (2) obligations of agencies and instrumentalities of the U.S. Government; (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements.


MUNICIPAL INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by municipalities. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed "real coupon" or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In a period of deflation payments may decrease to zero, but in any event will not be less than zero.


ZERO COUPON BONDS - Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.


                 The Tax-Exempt Bond Fund of America -- Page 4

PRE-REFUNDED BONDS - From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For the purposes of diversification, pre-refunded bonds will be treated as governmental issues.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the fund's aggregate commitments under these transactions increase the opportunity for leverage similarly may increase. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest on which the coupon rates are based. Variable and floating rate obligations permit the fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


PRIVATE PLACEMENTS - Generally, municipal securities acquired in private placements are subject to contractual restrictions on resale. Accordingly, all private placements will be considered illiquid unless they have been specifically determined to be liquid, taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by the fund's board of directors.


ADJUSTMENT OF MATURITIES - The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Keeping in mind the fund's objective, the Investment Adviser will increase the fund's exposure to this price volatility only when it appears likely to increase current income without undue risk to capital.


                 The Tax-Exempt Bond Fund of America -- Page 5

ISSUE CLASSIFICATION - Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. Correspondingly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.


The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).


The fund may also engage in the following investment practices, although it has no current intention to do so over the next twelve months:


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved.


The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                 The Tax-Exempt Bond Fund of America -- Page 6

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provide that the fund may not:


1. With respect to 75% of the Fund's total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

2. Enter into any repurchase agreement if, as a result, more than 10% of the value of the fund's total assets would be subject to repurchase agreements maturing in more than seven days;

3. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

4. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

5. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

6. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

7. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

8. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

9.   Invest in companies for the purpose of exercising control or management;

10. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;


                 The Tax-Exempt Bond Fund of America -- Page 7

11. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof;

For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.

For purposes of Investment Restriction #10, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.

NON-FUNDAMENTAL POLICIES -- The following non-fundamental policies may be changed without shareholder approval:


     (a) invest 25% or more of its assets in municipal bonds the issuers of which are located in the same state, unless such securities are guaranteed by the U.S. Government, or more than 25% of its total assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may on occasion invest more than an aggregate of 25% of its total assets in industrial development bonds. There could be economic, business or political developments which might affect all municipal bonds of a similar category or type or issued by issuers within any particular geographical area or jurisdiction;

     (b)
     invest more than 15% of its net assets in securities which are not readily marketable.

     (c) invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on July 20, 1979.


All fund operations are supervised by the fund's board of directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


                 The Tax-Exempt Bond Fund of America -- Page 8

                          FUND DIRECTORS AND OFFICERS
                      Directors and Director Compensation


                                                                                                AGGREGATE
                                                                                               COMPENSATION
                                                                                          (INCLUDING VOLUNTARILY
                                                                                                 DEFERRED
                                                                                             COMPENSATION/1/)
                                                                                              FROM THE FUND
                                 POSITION                                                   DURING FISCAL YEAR
                                   WITH             PRINCIPAL OCCUPATION(S) DURING                ENDED
   NAME, ADDRESS AND AGE        REGISTRANT                   PAST 5 YEARS                    AUGUST 31, 1999
------------------------------------------------------------------------------------------------------------------
 Richard G. Capen, Jr.         Director         Corporate Director and author; former             none/3/
 6077 San Elijo, Box 2494                       United States Ambassador to Spain;
 Rancho Santa Fe, CA  92067                     former Vice Chairman of the Board,
 Age: 63                                        Knight-Ridder, Inc., former Chairman
                                                and Publisher, The Miami Herald
------------------------------------------------------------------------------------------------------------------
 H. Frederick Christie         Director         Private Investor.  Former President and          $ 4,100
 P.O. Box 144                                   Chief Executive Officer, The Mission
 Palos Verdes Estates, CA                       Group (non-utility holding company,
 90274                                          subsidiary of Southern California
 Age: 66                                        Edison Company)
------------------------------------------------------------------------------------------------------------------
 + Don R. Conlan               Director         President (Retired), The Capital Group            none/4/
 1630 Milan Avenue                              Companies, Inc.
 South Pasadena, CA 91030
 Age: 63
------------------------------------------------------------------------------------------------------------------
 Diane C. Creel                Director         CEO and President, The Earth Technology          $4,100/5/
 100 W. Broadway                                Corporation (international consulting
 Suite 5000                                     engineering)
 Long Beach, CA 90802
 Age: 50
------------------------------------------------------------------------------------------------------------------
 Martin Fenton                 Director         Chairman, Senior Resource Group                  $ 4,900
 4660 La Jolla Village                          (development and management of senior
 Drive                                          living communities)
 Suite 725
 San Diego, CA 92121-2116
 Age: 64
------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller             Director         President, Fuller Consulting (financial          $4,100/5/
 4337 Marina City Drive                         management consulting firm)
 Suite 841 ETN
 Marina del Rey, CA 90292
 Age: 52
------------------------------------------------------------------------------------------------------------------
 +* Abner D. Goldstine         Vice Chairman    Senior Vice President and Director,               none/4/
      Age: 69                  and              Capital Research and Management Company
                               Director
------------------------------------------------------------------------------------------------------------------
 +** Paul G. Haaga, Jr.        Chairman of      Executive Vice President and Director,            none/4/
      Age: 50                  the Board        Capital Research and Management Company

------------------------------------------------------------------------------------------------------------------
 Richard G. Newman             Director         Chairman, President and CEO, AECOM               $ 4,500
 3250 Wilshire Boulevard                        Technology Corporation (architectural
 Los Angeles, CA 90010-1599                     engineering)
 Age: 64
------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez              Director         President, The Sanchez Family                     none/3/
 5234 Via San Delarro, #1                       Corporation dba McDonald's Restaurants
 Los Angeles, CA  90022                         (McDonald's licensee)
 Age: 55
------------------------------------------------------------------------------------------------------------------
                                   TOTAL COMPENSATION
                                 (INCLUDING VOLUNTARILY
                                        DEFERRED
                                  COMPENSATION/1/) FROM      TOTAL NUMBER
                                  ALL FUNDS MANAGED BY         OF FUND
                                  CAPITAL RESEARCH AND          BOARDS
                                   MANAGEMENT COMPANY          ON WHICH
                              OR ITS AFFILIATES/2/ FOR THE     DIRECTOR
   NAME, ADDRESS AND AGE       YEAR ENDED AUGUST 31, 1999     SERVES/2/
--------------------------------------------------------------------------
 Richard G. Capen, Jr.                   none/3/                   9
 6077 San Elijo, Box 2494
 Rancho Santa Fe, CA  92067
 Age: 63
--------------------------------------------------------------------------
 H. Frederick Christie                  $206,600                  19
 P.O. Box 144
 Palos Verdes Estates, CA
 90274
 Age: 66
--------------------------------------------------------------------------
 + Don R. Conlan                         none/4/                  12
 1630 Milan Avenue
 South Pasadena, CA 91030
 Age: 63
--------------------------------------------------------------------------
 Diane C. Creel                         $ 48,000                  12
 100 W. Broadway
 Suite 5000
 Long Beach, CA 90802
 Age: 50
--------------------------------------------------------------------------
 Martin Fenton                          $131,600                  15
 4660 La Jolla Village
 Drive
 Suite 725
 San Diego, CA 92121-2116
 Age: 64
--------------------------------------------------------------------------
 Leonard R. Fuller                      $ 51,600                  13
 4337 Marina City Drive
 Suite 841 ETN
 Marina del Rey, CA 90292
 Age: 52
--------------------------------------------------------------------------
 +* Abner D. Goldstine                   none/4/                  12
      Age: 69

--------------------------------------------------------------------------
 +** Paul G. Haaga, Jr.                  none/4/                  14
      Age: 50

--------------------------------------------------------------------------
 Richard G. Newman                      $107,100                  13
 3250 Wilshire Boulevard
 Los Angeles, CA 90010-1599
 Age: 64
--------------------------------------------------------------------------
 Frank M. Sanchez                        none/3/                   7
 5234 Via San Delarro, #1
 Los Angeles, CA  90022                                     --------------
 Age: 55
------------------------------------------------------------




                 The Tax-Exempt Bond Fund of America -- Page 9

                 The Tax-Exempt Bond Fund of America -- Page 10

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company or the parent company of the Investment Adviser, The Capital Group Companies, Inc.
* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025
** Address is 333 South Hope Street, Los Angeles, CA 90071
1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Richard G. Capen, Jr. and Frank M. Sanchez became directors of the Fund subsequent to the Fund's 8/31/99 fiscal year end.

4 Don R. Conlan, Paul G. Haaga, Jr., and Abner D. Goldstine are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

5 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of fiscal year ended August 31, 1999 for participating Directors is as follows: H. Frederick Christie ($9,423), Diane C. Creel ($4,659), Martin Fenton ($15,113), Leonard
  R. Fuller ($9,710) and Richard G. Newman ($35,568). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.


                 The Tax-Exempt Bond Fund of America -- Page 11

                                    OFFICERS


                                POSITION(S)     PRINCIPAL OCCUPATION(S) DURING
   NAME AND ADDRESS     AGE   WITH REGISTRANT            PAST 5 YEARS
-------------------------------------------------------------------------------
Neil L. Langberg        46   President and PEO  Vice President - Investment
11100 Santa Monica                              Management Group, Capital
Blvd.                                           Research and Management Company
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Michael J. Downer       44   Vice President     Senior Vice President - Fund
333 South Hope Street                           Business Management Group,
Los Angeles, CA 90071                           Capital Research and Management
                                                Company
-------------------------------------------------------------------------------
Brenda S. Ellerin       35   Vice President     Vice President, Capital
11100 Santa Monica                              Research Company
Blvd.
Los Angeles, CA 90025
-------------------------------------------------------------------------------
David A. Hoag           33   Vice President     Director and Vice President,
11100 Santa Monica                              Capital Research Company
Blvd.
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Mark R. Macdonald       40   Vice President     Vice President - Investment
11100 Santa Monica                              Management Group, Capital
Blvd.                                           Research and Management Company
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Julie F. Williams       51   Secretary          Vice President - Fund Business
333 South Hope Street                           Management Group, Capital
Los Angeles, CA 90071                           Research and Management Company
-------------------------------------------------------------------------------
Anthony W. Hynes, Jr.   36   Treasurer          Vice President - Fund Business
135 South State                                 Management Group, Capital
College Blvd.                                   Research and Management Company
Brea, CA 92821
-------------------------------------------------------------------------------
Kimberly S. Verdick     35   Assistant          Assistant Vice President - Fund
333 South Hope Street        Secretary          Business Management Group,
Los Angeles, CA 90071                           Capital Research and Management
                                                Company
-------------------------------------------------------------------------------
Todd L. Miller          40   Assistant          Assistant Vice President - Fund
135 South State              Treasurer          Business Management Group,
College Blvd.                                   Capital Research and Management
Brea, CA 92821                                  Company
-------------------------------------------------------------------------------



All of the officers listed are officers, and/or directors/trustees of one of more of the other funds for which Capital Research and Management Company serves as Investment Adviser.


No compensation is paid by a fund to any officer or Director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays annual fees of $2,500 to Directors who are not affiliated with the Investment Adviser, plus $200 for each Board of Directors meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of October 1, 1999 the officers


                 The Tax-Exempt Bond Fund of America -- Page 12 and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment

Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.


The Investment Adviser is responsible for managing more than $200 billion of stocks, bonds and money market instruments and serves over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until May 31, 2000, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors


                 The Tax-Exempt Bond Fund of America -- Page 13 unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The management fee is based upon the net assets of the fund and monthly gross investment income. For the purpose of such computations under the Agreement, gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets, but including original issue discount as defined for federal income tax purposes. The Internal Revenue Code in general defines original issue discount to mean the difference between the issue price and the stated redemption price at maturity of certain debt obligations. The holder of such indebtedness is in general required to treat as ordinary income the proportionate part of the original issue discount attributable to the period during which the holder held the indebtedness.


The Investment Adviser receives a fee at the annual rate of 0.30% on the first $60 million of the fund's net assets, plus 0.21% on net assets from $60 million to $1 billion, plus 0.18% on net assets from $1 billion to $3 billion, plus 0.16% on net assets over $3 billion, plus 3% of the first $40 million of the fund's annual gross investment income, plus 2.50% of such income over $40 million but not exceeding $100 million and 2.25% of such income in excess of $100 million. Assuming net assets of $1.9 billion and gross investment income levels of 3%, 4%, 5%, 6% and 7%, management fees would be 0.28%, 0.31%, 0.33%, 0.36% and 0.38%, respectively.


The Agreement provides for a management fee reduction to the extent that the fund's annual ordinary operating expenses exceed 1-1/2% of the first $30 million of the net assets of the fund and 1% of the net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.


For the fiscal years ended August 31, 1999, 1998, 1997, the Investment Adviser received advisory fees of $6,526,000, $5,969,000, and $5,567,000, respectively.


PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended August 31, 1999 amounted to $1,005,000 after allowance of $3,987,000 to dealers. During the fiscal years ended 1998 and 1997 the Principal Underwriter retained $827,000 and $632,000, respectively after an allowance of $3,336,000 and $2,563,000 to dealers, respectively.


As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The


                 The Tax-Exempt Bond Fund of America -- Page 14 officers and directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.


Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or a community foundation).


Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended August 31, 1999, the fund paid or accrued $4,721,000 for compensation to dealers under the Plan. As of August 31, 1999, accrued and unpaid distribution expenses were $894,000.


The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.


In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.


                 The Tax-Exempt Bond Fund of America -- Page 15

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term gains over net realized long-term capital losses. Additional distributions may be made, if necessary. The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the fund may be subject to that excise tax. In certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than the required amount. In this case, the fund will pay any income or excise taxes due.


Dividends will be reinvested in shares of the fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other American Funds, as provided in the prospectus.


The following is only a summary of certain additional federal, state and local tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the fund or its shareholders, and the discussion here and in the fund's prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.


The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the fund would generally not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., plans qualified under Section 401 of the Internal Revenue Code, Keogh-type plans and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of the fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them. In addition, the fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.


The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.


To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies, or other income derived with respect to its business of investing in such


                 The Tax-Exempt Bond Fund of America -- Page 16 stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which must be limited, in respect of any one issuer to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.


The percentage of total dividends paid by the fund with respect to any taxable year which qualify for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the fund's assets must consist of certain tax-exempt obligations. Not later than 60 days after the close of its taxable year, the fund will notify each shareholder in writing of the portion of the dividends paid by the fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends.
 The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under
Section 103 of the Code received by the fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.


Interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes if the fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.


While the fund does not expect to realize substantial long-term capital gains, any net realized long-term capital gains will be distributed annually except as indicated above. The fund will have no tax liability with respect to such distributed gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held fund shares. Such distributions will be designated as a capital gains distribution in a written notice mailed by the fund to shareholders not later than 60 days after the close of the fund's taxable year. If a shareholder receives a designated capital gain distribution (treated by the shareholder as a long-term capital gain) with respect to any fund share and such fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The fund also may make a distribution of net realized long-term capital gains near the end of the calendar year to comply with certain requirements of the Code. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation.


Similarly, while the fund does not expect to earn any significant investment company taxable income, in the event that any taxable income is earned by the fund it will be distributed except as indicated above. In general, the fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain


                 The Tax-Exempt Bond Fund of America -- Page 17 for the taxable year over the net short-term capital loss, if any, for such year. The fund would be taxed on any undistributed investment company taxable income. Any such income distributed will be taxable to shareholders as ordinary income (whether distributed in cash or additional shares).


The Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and upon other funds of the issuers of such bonds.
 These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. These provisions of the Code generally apply to bonds issued after August 15, 1986. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Except as indicated above, the fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.


If for any taxable year the fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and might be eligible for the dividends-received deduction for corporations. Under normal circumstances, no part of the distributions to shareholders by the fund is expected to qualify for the dividends-received deduction allowed to corporate shareholders.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds.
 Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


As of the date of this statement of additional information, the maximum individual tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate


                 The Tax-Exempt Bond Fund of America -- Page 18 generally applicable to net capital gains on assets held more than one year is 20%, and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, e.g., deductions, credits, deferrals, exemptions, sources of income and other matters.


Under the Code, distributions of net investment income by the fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the fund is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply.


                 The Tax-Exempt Bond Fund of America -- Page 19

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Investment         $50 minimum (except where a
                        Minimums and Fund       lower minimum is noted under
                        Numbers "for initial    "Investment Minimums and Fund
                        investment minimums.    Numbers").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call800/421-0180 to     Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------
THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY
PURCHASE ORDER.
-------------------------------------------------------------------------------



                 The Tax-Exempt Bond Fund of America -- Page 20

INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):


                                                                              MINIMUM
                                                                              INITIAL       FUND
 FUND                                                                       INVESTMENT     NUMBER
 ----                                                                       ----------     ------
 STOCK AND STOCK/BOND FUNDS
 AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  250         02
 American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         11
 American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         03
 Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         12
 Capital World Growth and Income Fund/SM/ . . . . . . . . . . . . . . . .        250         33
 EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         16
 Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . . . . . . .        250         10
 The Growth Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         05
 The Income Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         06
 The Investment Company of America/(R)/ . . . . . . . . . . . . . . . . .        250         04
 The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         14
 New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         07
 New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . . .        250         36
 SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . .        250         35
 Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . . . . . . .        250         01
 BOND FUNDS
 American High-Income Municipal Bond Fund/(R)/  . . . . . . . . . . . . .        250         40
 American High-Income Trust/SM/ . . . . . . . . . . . . . . . . . . . . .        250         21
 The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . . . .        250         08
 Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         31
 Intermediate Bond Fund of America/SM/  . . . . . . . . . . . . . . . . .        250         23
 Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . . . . . . .        250         43
 The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . . . . . . .        250         19
 The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . . . . . . .      1,000         20
 The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . . . . . . .      1,000         24
 The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . . . . . . .      1,000         25
 U.S. Government Securities Fund/SM/  . . . . . . . . . . . . . . . . . .        250         22
 MONEY MARKET FUNDS
 The Cash Management Trust of America/(R)/  . . . . . . . . . . . . . . .      1,000         09
 The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . . . . . . .      1,000         39
 The U.S. Treasury Money Fund of America/SM/  . . . . . . . . . . . . . .      1,000         49
 ___________
 *Available only in certain states.



Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT


                 The Tax-Exempt Bond Fund of America -- Page 21

SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).


SALES CHARGES -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)


Amount of Purchase                    SALES CHARGE AS             DEALER
at the Offering Price                 PERCENTAGE OF THE:          CONCESSION
                                                                  AS PERCENTAGE
                                                                  OF THE
                                                                  OFFERING
                                                                  PRICE

                                      NET AMOUNT     OFFERING
                                      INVESTED       PRICE

STOCK AND STOCK/BOND FUNDS

Less than $25,000                     6.10%          5.75%        5.00%

$25,000 but less than $50,000         5.26           5.00         4.25

$50,000 but less than $100,000        4.71           4.50         3.75

BOND FUNDS

Less than $100,000                    3.90           3.75         3.00

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than                3.63           3.50         2.75
$250,000

$250,000 but less than                2.56           2.50         2.00
$500,000

$500,000 but less than                2.04           2.00         1.60
$750,000

$750,000 but less than                1.52           1.50         1.20
$1,000,000

$1,000,000 or more                    none           none         (see below)




PURCHASES NOT SUBJECT TO SALES CHARGES - Investment of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made by retirement plans, endowments or foundations with $50 million or more in assets may also be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution on investments made with no initial sales charge.


In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Man-


                 The Tax-Exempt Bond Fund of America -- Page 22 agement Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS - Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.


REDUCING YOUR SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


                 The Tax-Exempt Bond Fund of America -- Page 23

     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Existing holdings eligible for rights of accumulation (see the account application) and any individual investments in American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy products are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts and/or:

     - employee benefit plan(s), such as an IRA, individual-type 403(b) plan, or single-participant Keogh-type plan;


                 The Tax-Exempt Bond Fund of America -- Page 24

     - business accounts solely controlled by these individuals (for example, the individuals own the entire business);

     - trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     - for a single trust estate or fiduciary account, including an employee benefit plan other than those described above;

     - made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above; or

     - for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

     RIGHTS OF ACCUMULATION - You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder). Direct purchases of the money market funds are excluded.

PRICE OF SHARES - Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will


                 The Tax-Exempt Bond Fund of America -- Page 25 be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.


The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                 The Tax-Exempt Bond Fund of America -- Page 26

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. You may sell (redeem) shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -     Requests must be signed by the registered shareholder(s)

     -     A signature guarantee is required if the redemption is:

          -  Over $50,000;

          -  Made payable to someone other than the registered shareholder(s);
          or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     - Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.

     -    Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).


                 The Tax-Exempt Bond Fund of America -- Page 27

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; and for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments into the American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also


                 The Tax-Exempt Bond Fund of America -- Page 28 may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund OR (b) the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.


                 The Tax-Exempt Bond Fund of America -- Page 29

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Shareholder Account Services and Privileges - Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


REDEMPTION OF SHARES - The fund's articles of incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns of record shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in


                 The Tax-Exempt Bond Fund of America -- Page 30 the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Dealer concessions paid on underwriting transactions for the fiscal years ended August 31, 1999, 1998 and 1997, amounted to $1,261,000, $1,673,000 and $771,000, respectively.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $499,000 for the fiscal year ended August 31, 1999.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Directors.


                 The Tax-Exempt Bond Fund of America -- Page 31

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on August 31. Shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report, shareholders should contact the Transfer Agent.


YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments. The personal investing policy is consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
              MAXIMUM OFFERING PRICE PER SHARE -- AUGUST 31, 1999

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $11.86
Maximum offering price per share
  (100/95.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $12.45




                 The Tax-Exempt Bond Fund of America -- Page 32

                   INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield is 4.34% based on a 30-day (or one month) period ended August 31, 1999, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:      a  = dividends and interest earned during the period.

             b   =
                    expenses accrued for the period (net of reimbursements).

             c   =
                    the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   =
                    the maximum offering price per share on the last day of the period.

The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


The fund's one year total return and average annual total return for the five- and ten-year periods ended August 31, 1999 were -4.55%, 5.34% and 6.56%, respectively. The fund's average annual total return at net asset value for the one-, five- and ten-year periods ended on August 31, 1999 were 0.22%, 6.36% and 7.09, respectively.


In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


                 The Tax-Exempt Bond Fund of America -- Page 33

The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The investment results for the fund set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.


During its lifetime, the fund had a total return of 355.3% compared with 397.0 for The Bond Buyer Index./1/ In the period from January 1, 1980, when the Lehman Brothers Municipal Bond Index/2/ began, to August 31, 1999, the fund had a total return of 354.6% and the index showed a 378.8% return. Note that past results are not an indication of future investment results.

/1/ The Bond Buyer Index is unmanaged, reflects no expenses or management fees and consists of 20 General Obligations bonds maturity in 20 years and rated A to AA by Standard & Poor's Corporation.
/2/ The Lehman Brothers Municipal Bond Index is unmanaged, reflects no expenses or management fees and consists of a large universe of municipal bonds issued as state general obligations or revenue bonds with a minimum rating of BBB by Standard & Poor's Corporation.


                 The Tax-Exempt Bond Fund of America -- Page 34

           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                     . . . AND HAD TAKEN
                                                      ALL DIVIDENDS AND
                                                        CAPITAL GAIN
                                                        DISTRIBUTIONS
                                                       IN SHARES, YOUR
        IF YOU HAD                                    INVESTMENT WOULD
     INVESTED $10,000                                  HAVE BEEN WORTH
    IN TEBF THIS MANY                                   THIS MUCH AT
     YEARS AGO . . .                                   AUGUST 31, 1999


          NUMBER                 PERIODS
         OF YEARS               9/1 - 8/31                  VALUE
            1
                               1998 - 1999                 $ 9,545
            2
                               1997 - 1999                  10,336
            3
                               1996 - 1999                  11,306
            4
                               1995 - 1999                  11,924
            5
                               1994 - 1999                  12,968
            6
                               1993 - 1999                  12,948
            7
                               1992 - 1999                  14,554
            8
                               1991 - 1999                  16,133
            9
                               1990 - 1999                  18,012
            10
                               1989 - 1999                  18,885
            11
                               1988 - 1999                  20,827
            12
                               1987 - 1999                  22,217
            13
                               1986 - 1999                  22,463
            14
                               1985 - 1999                  27,879
            15
                               1984 - 1999                  32,444
            16
                               1983 - 1999                  34,847
            17
                               1982 - 1999                  40,536
            18
                               1981 - 1999                  50,944
            19
                               1980 - 1999                  46,400
            20
                               1979* - 1999                 45,529



                 The Tax-Exempt Bond Fund of America -- Page 35

                  Illustration of a $10,000 investment in TEBF
                           with dividends reinvested
     (FOR THE LIFETIME OF THE FUND OCTOBER 3, 1979 THROUGH AUGUST 31, 1999)

                            COST OF SHARES                                      VALUE OF SHARES**
                            --------------                                      -----------------
  FISCAL         ANNUAL         DIVIDENDS       TOTAL             FROM              FROM           FROM         TOTAL
 YEAR END       DIVIDENDS     (CUMULATIVE)    INVESTMENT        INITIAL        CAPITAL GAINS    DIVIDENDS       VALUE
   8/31         ---------     ------------       COST          INVESTMENT        REINVESTED     REINVESTED      -----
   ----                                          ----          ----------        ----------     ----------
   1980*     $           553     $   553       $10,553     $            8,819      $    0        $   529       $ 9,348
   1981                  779       1,332        11,332                  7,362           0          1,146         8,508
   1982                  932       2,264        12,264                  8,362           0          2,334        10,696
   1983                  978       3,242        13,242                  8,971           0          3,473        12,444
   1984                1,026       4,268        14,268                  8,895           0          4,466        13,361
   1985                1,182       5,450        15,450                  9,543           0          6,012        15,555
   1986                1,297       6,747        16,747                 10,962          53          8,297        19,312
   1987                1,335       8,082        18,082                 10,267         192          9,057        19,516
   1988                1,390       9,472        19,472                 10,162         307         10,357        20,826
   1989                1,499      10,971        20,971                 10,467         317         12,176        22,960
   1990                1,573      12,544        22,544                 10,267         311         13,493        24,071
   1991                1,621      14,165        24,165                 10,762         326         15,800        26,888
   1992                1,722      15,887        25,887                 11,219         339         18,234        29,792
   1993                1,773      17,660        27,660                 11,838         577         21,077        33,492
   1994                1,874      19,534        29,534                 11,095         773         21,576        33,444
   1995                2,011      21,545        31,545                 11,371         792         24,192        36,355
   1996                2,017      23,562        33,562                 11,295       1,041         26,024        38,360
   1997                2,131      25,693        35,693                 11,686       1,193         29,082        41,961
   1998                2,180      27,873        37,873                 12,000       1,358         32,070        45,428
   1999                2,202      30,075        40,075                 11,295       1,927         32,307        45,529


Includes reinvested dividends of $30,075 and reinvested capital gain distributions of $1,956
* From inception on October 3, 1979
**Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.


                 The Tax-Exempt Bond Fund of America -- Page 36

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS -- The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


                 The Tax-Exempt Bond Fund of America -- Page 37

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S & P rates the long-term securities debt of various entities in categories
-----
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


"Debt rated 'AAA' has the highest rating assigned by S & P. Capacity to pay interest and repay principal is extremely strong."


"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."


"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."


"Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."


"Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or impled 'BBB-' rating.


"Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating."


"The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating."


"The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued."


"The rating 'C1' is reserved for income bonds on which no interest is being paid."


"Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."


                 The Tax-Exempt Bond Fund of America -- Page 38

                                  Note Ratings

STANDARD & POOR'S CORPORATION: "SP-1" and "SP-2" are the two highest note rating categories, and are described as follows:


"SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation."

"SP-2 Satisfactory capacity to pay principal and interest."

MOODY'S INVESTORS SERVICE, INC.: "MIG-1" and "MIG-2" are the two highest note rating categories, and are described as follows:


"MIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing."

"MIG 2: This designation denotes high quality. Margins of protection are ample although not as large as in the preceding group."

                    Description of Commercial Paper Ratings

MOODY'S employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate
-------
commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


S&P ratings of commercial paper are graded into four categories ranging from "A"
---
for the highest quality obligations to "D" for the lowest.


A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.


A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2 -- Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."


                 The Tax-Exempt Bond Fund of America -- Page 39

The Tax-Exempt Bond Fund of America
Investment Portfolio
August 31, 1999
[S]                                           [C]
Geographic Breakdown
[begin pie chart]
California                                    9.51%
New York                                      9.10%
Illinois                                      8.47%
Michigan                                      8.29%
Pennsylvania                                  7.20%
Louisiana                                     5.36%
Other States                                 45.07%
Cash & Short-Term Securities                  7.00%
                                               -
[end pie chart]

Quality Ratings
[begin pie chart]

Aaa/AAA                                      37.81%
Aa/AA                                        14.21%
A                                            12.55%
Baa/BBB                                      18.74%
Below Investment Grade                        9.69%
Cash and Short-Term Securities                 7%*

[end pie chart]
Short-term securities rated A
or better = 6.60%

The Tax-Exempt Bond Fund of America, Inc.
Investment Portfolio, August 31, 1999
                                                                    Principa Market
                                                                     Amount   Value
                                                                       (000)   (000)
--------------------------------------------                        ----------------

Tax-Exempt Securities Maturing in More Than One Year - 93.00%
Alabama  -  0.20%
Daughters of Charity, National Health System, 5.25% 2015              $4,000  $3,797

Alaska  -  0.64%
Housing Fin. Corp., Collateralized Bonds (Veterans                     3,375   3,532
 Mortgage Program), Series 1992A-1, 6.75% 2032
Municipality of Anchorage:
1995 G.O. Ref. General Purpose Bonds, Series B,                        2,895   3,089
 FGIC Insured, 6.00% 2012
Municipal Light & Power, Senior Lien Ref. Electric                     5,000   5,585
 Rev. Bonds, MBIA Insured, Series 1996, 6.50% 2014
Arizona  -  0.25%
State Transportation Board, Subordinated Highway                       1,850   1,986
 Rev. Bonds, Series 1992B, 6.50% 2008 (Preref. 2002)
Industrial Dev. Auth. of the County of Maricopa,                       2,850   2,782
 Health Fac. Rev. Bonds (Catholic Healthcare West
 Project), 1998 Series A, 5.25% 2006

California  -  9.51%
G.O. Bonds:
6.75% 2006                                                             1,000   1,120
5.25% 2016                                                             7,320   7,170
Educational Facs. Auth., Rev. Bonds, Stanford                          3,000   2,872
 University, Series N, 5.35% 2027
Health Facs. Fncg. Auth., Hospital Rev. Bonds                          2,990   2,970
 (Downey Community Hospital), Series 1993, 5.75% 2015
Housing Fin. Agcy., Single Family Mortgage Rev.
 Bonds, 1998 Series C-4, Class I:
5.10% 2007                                                             1,790   1,801
5.20% 2009                                                             3,095   3,088
Public Works Board, Lease Rev. Bonds, California                       1,315   1,482
 Community Colleges, 1994 Series B (Various Community
 College Projects), 7.00% 2007 (Preref. 2004)
Statewide Communities Dev. Auth.:
Apartment Dev. Rev. Ref. Bonds (Irvine Apartment                       4,000   3,840
 Communities, LP), Series 1998A-3, 5.10% 2025 (Put 2010)
Children's Hospital of Los Angeles, MBIA Insured, 6.00% 2008           1,715   1,857
The Internext Group, Cert. of Part., 5.375% 2017                       2,000   1,863
St. Joseph Health System Obligated Group, Cert. of Part.:
5.50% 2014                                                             2,000   1,946
5.50% 2023                                                             2,700   2,584
Alameda Public Fncg. Auth., 1999 Rev. Bonds (1997
 Rev. Bond Refinancing):
5.20% 2010                                                             2,495   2,397
5.30% 2011                                                             1,820   1,752
5.35% 2012                                                             1,620   1,556
5.40% 2013                                                               500     479
5.45% 2014                                                             1,000     957
Anaheim Public Fncg. Auth., Lease Rev. Bonds,                          1,000   1,063
 (Anaheim Public Improvement Project), Senior Lease
 Rev. Bonds, 1997 Series A, FSA Insured, 6.00% 2024
City of Antioch, Public Fncg. Auth., 1998 Reassessment
 Rev. Bonds, Subordinated Series B:
5.60% 2009                                                             1,305   1,258
5.85% 2015                                                             1,500   1,442
Association of Bay Area Governments, Fncg. Auth.
 for Nonprofit Corps., Ref. Rev. Cert. of Part.:
(American Baptist Homes Foundation), Series 1998A,                     3,000   2,993
 6.10% 2017
(Episcopal Homes Foundation), Series 1998, 5.00% 2008                  1,350   1,339
Bonita Canyon Public Facs. Fncg. Auth., Community                      2,500   2,235
 Facs. Dist. No. 98-1, Special Tax Bonds, Series
 1998, 5.375% 2028
Central Valley Fncg. Auth., Cogeneration Project
 Rev. Bonds (Carson Ice-Gen Project), Series 1993:
5.80% 2004                                                             3,300   3,465
6.00% 2009                                                             3,750   3,862
6.10% 2013 (Preref. 2003)                                              1,000   1,082
County of Contra Costa Public Fncg. Auth., 1999                        1,000     928
 Tax Allocation Rev. Bonds (Pleasant Hill BART,
 N. Richmond, Bay Point, Oakley & Rodeo Redev. Projs),
 5.10% 2014
Del Mar Race Track Auth., Rev. Ref. Bonds,                             1,470   1,493
 Series 1996, 6.00% 2001
County of El Dorado, Community Facs. Dist.                             1,000     999
 No. 1992-1 (El Dorado Hills Dev.), Series 1999
 Special Tax Bonds, 6.125% 2016
City of Irvine, Limited Obligation Improvement Bonds:
Group One:
Assessment Dist. No. 94-13 (Oak Creek), 5.50% 2022                     2,000   1,847
Assessment Dist. No. 97-17, 6.00% 2023                                 1,500   1,466
Group Two, Assessment Dist. No. 94-13 (Oak Creek),                     1,250   1,214
 6.00% 2022
Group Three, Assessment Dist. No. 95-12, Fixed                         2,750   2,559
 Rate Bonds, 5.50% 2021
Long Beach Aquarium of the Pacific, Rev. Bonds
 (Aquarium of the Pacific Project), 1995 Series A:
6.10% 2010                                                             4,000   4,118
6.125% 2015                                                            7,000   7,071
6.125% 2023                                                           14,000  14,035
City of Los Angeles:
State Building Auth., Lease Rev. Ref. Bonds, Dept.
 of General Services Lease, 1993 Series A:
5.375% 2006                                                            3,000   3,124
5.50% 2007                                                             5,545   5,804
Community Redev. Agcy., Central Business Dist.                         2,000   2,021
 Redev. Project, Tax Allocation Ref. Bonds,
 Series I, 5.00% 2001
Regional Airports Improvement Corp., Facs. Lease                       2,000   2,119
 Ref. Rev. Bonds, Issue of 1992, United Air Lines, Inc.
 (Los.Angeles  International Airport), 6.875% 2012
County of Los Angeles:
Capital Asset Leasing Corp., Cert. of Part.
 (Marina del Rey), Series A:
6.25% 2003                                                             4,530   4,683
6.50% 2008                                                             4,750   5,041
Metropolitan Transportation Auth., Proposition C                       1,300   1,231
 Sales Tax Rev. Bonds, Second Series 1993B,
 AMBAC Insured, 5.25% 2023
The Metropolitan Water Dist. of Southern California,                   3,000   3,095
 Waterworks G.O. Ref. Bonds, 1993 Series A1, 5.50% 2010
Northern California Power Agcy., Geothermal Project
 Number 3 Special Rev. Bonds, 1993 Ref. Series A:
5.60% 2006 (Escrowed to Maturity)                                      1,495   1,591
5.60% 2006                                                             1,505   1,569
County of Orange:
Aliso Viejo Special Tax Bonds of Community Facs.
 Dist. No. 88-1, Series A of 1992:
7.15% 2006 (Preref. 2002)                                              2,000   2,209
7.35% 2018 (Preref. 2002)                                             10,000  11,101
Limited Obligation Improvement Bonds, Irvine Coast
 Assessment Dist. No. 88-1, 1998 Series A:
5.05% 2007                                                             1,000     975
5.15% 2008                                                             1,000     973
5.30% 2010                                                             1,100   1,071
Pleasanton Joint Powers Fncg. Auth., Reassessment                        465     477
 Rev. Bonds, 1993 Series A, 5.70% 2001
Riverside County Transportation Commission, Sales                      3,600   3,824
 Tax Rev. Bonds (Limited Tax  Bonds), 1991 Series A,
 6.50% 2009 (Preref. 2001)
City of Roseville, North Central Roseville Community
 Facs. Dist. No. 1, Special Tax Ref. Bonds:
Series 1998, 5.20% 2007                                                1,235   1,197
Series 1999:
5.30% 2007                                                             2,865   2,799
5.80% 2017                                                             3,000   2,891
Sacramento Cogeneration Auth., Cogeneration
 Project Rev. Bonds:
Procter & Gamble Project, 1995 Series:
6.00% 2003                                                             2,200   2,299
7.00% 2005                                                             1,500   1,656
6.20% 2006                                                             1,000   1,071
6.375% 2010                                                              500     546
6.375% 2010 (Preref. 2005)                                               500     556
County of Sacramento, Laguna Creek Ranch/Elliott                         500     503
 Ranch Community Facs. Dist. No. 1, Improvement
 Area No. 2 Special Tax Ref. Bonds (Elliott Ranch),
 6.30% 2021
County of San Bernardino, Housing Auth., Multi-Family                  1,500   1,476
 Housing Rev. Ref. Bonds (Equity Residential/Redlands
 Lawn & Tennis Apartments), Issue 1999A, 5.20% 2029 (09
County of San Diego, Reassessment Dist. No. 97-1                       1,000   1,021
 (4-S Ranch), Limited Obligation Improvement Bonds,
 6.25% 2012
San Diego Unified School Dist., 1999 G.O. Bonds                        3,690   1,358
 (Election of 1998, Series A), Capital Appreciation
 Bonds, FGIC Insured, 0.00% 2017
Redev. Agcy. of the City and County of San Francisco,                  4,000   3,979
 Ref. Lease Rev. Bonds, Series 1991 (George R.
 Moscone Convention Center), 5.50% 2018
San Marcos Public Facs. Auth., Ref. Rev. Bonds,                        2,000   1,920
 Series 1998, 5.80% 2027
San Marcos Unified School Dist.,  Community Facs.                      3,250   2,992
 Dist. No. 5 (Rancho Carrillo), Series 1999 Special
 Tax Bonds, 5.60% 2029
Community Facs. Dist. No. 99-1 (Talega) of the                         1,195   1,191
 Santa Margarita Water Dist., Series 1999 Special
 Tax Bonds, 6.10% 2014
Stanislaus Waste-To-Energy Fin. Agcy., Solid Waste                     2,450   2,515
 Fac. Ref. Rev. Certificates (Ogden Martin Systems
 of Stanislaus, Inc. Project), Series 1990, 7.625% 2010
City of Stockton, Mello-Roos Rev. Bonds, Community                       500     503
 Facs. Dist. No. 90-2B (Brookside Estates),
 Series 1997A, 5.40% 2004
Washington Township Health Care Dist., Rev. Bonds,                     1,300   1,194
 Series 1999, 5.00% 2014
The Regents of the University of California, Various                   2,000   1,949
 University of California Projects, 1993 Series A,
 5.50% 2021
City of West Sacramento, Limited Obligation Ref.
 Improvement Bonds, Reassessment Dist. of 1998:
5.30% 2009                                                               750     719
5.30% 2010                                                               500     476
West Sacramento Fncg. Auth., Special Tax Rev.
 Bonds, Series F:
5.75% 2011                                                             1,540   1,484
6.10% 2029                                                             1,000     937

Colorado  -  4.38%
Housing and Fin. Auth.:
Multi-Family Housing Insured Mortgage Rev. Bonds:
1982 Series A, 9.00% 2025                                              1,515   1,494
1997 Series C-3, 5.65% 2015                                            2,300   2,345
Single Family Housing Program Senior and
 Subordinate Bonds:
1997 Series:
A-3, 7.00% 2016                                                        1,750   1,906
C-3, 6.75% 2017                                                        1,000   1,079
B-3, 6.80% 2028                                                        1,000   1,092
1998 Series:
A-3, 6.50% 2016                                                        1,000   1,064
D-3, 6.125% 2023                                                       2,000   2,063
B-3,  6.55% 2025                                                       5,750   6,122
Student Obligation Bond Auth., Student Loan Rev.                       1,065   1,096
 Bonds, 1994 Series L, 6.00% 2001
Arapahoe County, Capital Improvement Trust Fund
 Highway Rev. Bonds (E-470 Project):
6.90% 2015 (Preref. 2005)                                              5,750   6,579
6.95% 2020 (Preref. 2005)                                             20,500  23,510
City and County of Denver, Airport System Rev.
 Bonds, Series 1992A:
7.25% 2025 (Preref. 2002)                                             14,210  15,717
7.25%  2025 (Preref. 2002)                                             5,590   6,183
Eaglebend Affordable Housing Corp., Multi-Family
 Housing Project Rev. Ref. Bonds:
Series 1997 A, 6.45% 2021                                              1,175   1,207
Series 1998A:
6.35% 2014                                                             1,065   1,055
6.63% 2039                                                             2,000   1,972
Metroplitan Football Stadium Dist., Capital
 Appreciation Sales Tax Rev. Bonds, MBIA Insured:
Series 1999B, 0.00% 2006                                               6,000   4,405
Series 1999A, 0.00% 2012                                               1,750     896
The Regents of the University of Colorado, Refunding                   3,000   3,190
  Cert. of Part. (Telecommunications and Cogeneration
  Projects), Series 1996, AMBAC Insured, 6.00% 2005
University of Colorado Hospital Auth., Hospital Ref.                   1,000   1,041
 Rev. Bonds, Series 1997A, AMBAC Insured, 5.50% 2007

Connecticut  -  1.01%
Dev. Auth., Pollution Control Rev. Ref. Bonds (The                     6,025   5,674
 Connecticut Light and Power Co. Project), Series
 1993A, 5.85% 2028
Health and Educational Fac. Auth., Rev. Bonds,                         2,800   2,881
 University of Hartford Issue, Series  D, 6.75% 2012
Housing Fin. Auth., Housing Mortgage Fin. Program                        605     620
 Bonds, Subseries  B-1,  6.25% 2011
Mashantucket (Western) Pequot Tribe, Special Rev.
 Bonds, 1996 Series A:(1)
6.25% 2002 (Escrowed to Maturity)                                      1,000   1,058
6.375% 2004 (Escrowed to Maturity)                                     1,985   2,157
6.50% 2005 (Escrowed to Maturity)                                      1,490   1,642
6.40% 2011                                                             2,530   2,655
6.40% 2011 (Preref. 2007)                                              2,470   2,756

Delaware  -  0.05%
Econ. Dev. Auth., First Mortgage Rev. Bonds                            1,000   1,019
 (Peninsula United Methodist Homes, Inc. Issue),
 Series 1997A, 6.00% 2009

District of Columbia  -  1.27%
G.O. Bonds:
Series 1992 B, MBIA Insured, 6.30% 2010 (Preref. 2002)                 2,900   3,098
Series 1993 A, AMBAC Insured:
5.875% 2005                                                            2,780   2,935
5.875% 2005 (Escrowed to Maturity)                                       220     234
Series 1993 B-1, AMBAC Insured, 5.50% 2009                             3,000   3,074
Convention Center Auth. (Washington, D.C.),                            1,105   1,120
 Senior Lien Dedicated Tax Rev. Bonds, Series 1998,
 AMBAC Insured, 5.00% 2006
Fixed Rate Rev. Bonds (National Academy of Sciences
 Project), Series 1999A, AMBAC Insured:
5.00% 2009                                                             1,300   1,294
5.00% 2010                                                             1,810   1,785
Hospital Rev. and Ref. Bonds:
Medlantic Healthcare Group, Inc. Issue:
Series 1992 B, 6.50% 2002 (Escrowed to Maturity)                       2,000   2,115
Series 1993 A,  MBIA Insured, 5.25% 2012 (Escrowed                     2,000   1,981
 to Maturity)
Series 1996A, MBIA Insured, 6.00% 2009 (Escrowed                       3,355   3,598
 to Maturity)
Washington Hospital Center Issue, Series 1992A,                        2,000   2,146
 7.00% 2005 (Preref. 2002)
Redev. Land Agcy., Sports Arena Special Tax Rev.                         890     906
 Bonds, Series 1996,  5.625% 2010

Florida  -  3.16%
Arbor Greene Community Dev. Dist. (City of Tampa,
 Hillsborough County), Special Assessment Rev. Bonds:
Series 1996, 7.60% 2018                                                  975   1,027
Series 1998, 5.75% 2006                                                1,490   1,465
Broward County, Resource Recovery Rev. Bonds,
 Series 1984:
North Project, 7.95% 2008                                              7,350   7,626
South Project, 7.95% 2008                                              9,985  10,361
Championsgate Community Dev. Dist., Capital                            1,515   1,485
 Improvement Rev. Bonds, Series 1998B, 5.70% 2005
The Crossings at Fleming Island Community Dev.                         1,065   1,143
 Dist. (Clay County), Special Assessment Bonds,
 Series 1995, 8.25% 2016
Heritage Harbor Community Dev. Dist. Rev. Bonds,                       1,165   1,161
 Series B, 6.00% 2003
Heritage Palms Community Dev. Dist. (Fort Myers),                      1,935   1,891
 Capital Improvement Rev. Bonds, Series 1998, 5.40% 2003
Heritage Pines Community Dev. Dist. (Pasco County),                    2,925   2,846
 Capital Improvement Rev. Bonds, Series 1998B, 5.50% 2005
Lee County Industrial Dev. Auth. Healthcare Facs.
 Rev. Bonds:
Series 1997A (Cypress Cove at Healthpark Florida, Inc.
 Project):
5.80% 2006                                                             1,005     994
6.25% 2017                                                             5,550   5,518
Series 1999A (Shell Point/Alliance Obligated Group,
 Shell Point Village Project):
5.25% 2006                                                             1,150   1,132
5.50% 2010                                                             1,500   1,468
5.75% 2012                                                             1,360   1,336
5.75% 2015                                                             1,000     960
Meadow Pointe II, Community Dev. Dist. (Pasco
 County), Capital Improvement Rev. Bonds:
Series 1998A, 5.25% 2003                                               1,915   1,867
Series 1998B, 5.50% 2005                                               1,670   1,619
Mid-Bay Auth., Rev. Ref. Bonds:
Series 1991B, 8.50% 2022 (Subject to Crossover                         4,000   4,430
 Refunding)
Series 1993D, 6.10% 2022                                                 500     507
Northern Palm Beach County Improvement Dist.,
 Water Control and Improvement BondS:
Unit of Dev. No. 9A, Series 1996A:
6.80% 2006                                                               960   1,023
7.30% 2027                                                             1,500   1,611
Unit of Dev. No. 9B, Series 1999:
5.85% 2013                                                             1,000     979
6.00% 2029                                                             2,200   2,135
City of Orlando, Special Assessment Rev. Bonds
 (Conroy Road Interchange Project), Series 1998A:
5.50% 2010                                                             1,000     956
5.80% 2026                                                             2,000   1,857
River Ridge Community Dev. Dist. (Lee County),                         1,800   1,750
 Capital Improvement Rev. Bonds, Series 1998,
 5.75% 2008
Sarasota County Public Hospital Board, Fixed Rate                      1,500   1,414
 Hospital Rev. Ref. Bonds, Series 1998B (Sarasota
 Memorial Hospital Project), MBIA Insured, 5.25% 2024

Georgia  -  2.23%
Municipal Electric Auth.:
General Power Rev. Bonds:
Series X, 6.50% 2012                                                   1,215   1,333
CTFS-1992B Series, 6.375%  2016                                        1,000   1,077
Mel Power, Project One Subordinated Bonds, Series B,                   1,995   2,136
 AMBAC Insured, 6.00% 2007
City of Atlanta:
Airport Facs. Rev. Ref. Bonds, Series 1994A,                           1,000   1,109
 AMBAC Insured, 6.50% 2009
Special Purpose Facs. Rev. Ref. Bonds (Delta Air                       4,500   4,619
 Lines, Inc. Project),  Series 1989A, 7.50% 2019
Water and Wastewater Rev. Bonds, Series 1999,                          8,500   8,461
 FGIC Insured, 5.50% 2022
Housing Auth. of the County of DeKalb, Multi-Family
 Housing Rev. Ref. Bonds (The Park at Briarcliff
 Apartments Project):
Series 1998A, 4.55% 2028                                               8,000   7,793
Series 1998B, 4.70% 2028                                               1,985   1,945
Fulco Hospital Auth., Rev. Anticipation Certificates:
Georgia Baptist Health Care System Project:
Series 1992 A, (Preref. 2002):
6.40% 2007                                                             1,000   1,076
6.25% 2013                                                             2,100   2,249
6.375% 2022                                                            1,595   1,714
Series 1992 B, 6.375% 2022                                               610     655
St. Joseph's Hospital of Atlanta, Inc., Series 1994,                   2,305   2,335
 4.80% 2001 (Escrowed to Maturity)
Dev. Auth. of Fulton County, Special Facs. Rev.                        3,115   3,274
 Bonds (Delta Air Lines, Inc. Project), Series 1992,
 6.95% 2012
Hospital Auth. of Savannah, Rev. Bonds, St. Joseph's/                  2,895   2,898
Candler Health System, Inc. Issue, Series 1998B,
 FSA Insured, 5.25% 2011

Hawaii  -  0.77%
G.O. Bonds:
1997, Series CN, FGIC Insured, 5.25% 2013                             10,000   9,900
1998, Series CR, MBIA Insured, 5.00% 2008                              3,000   3,020
City and County of Honolulu, G.O. Bonds, Ref. And
 Improvement Series, 1993B:
5.00% 2013                                                             1,370   1,318
5.00% 2013 (Escrowed to Maturity)                                        630     612

Illinois  -  8.47%
Build Illinois Bonds (Sales Tax Rev. Bonds), Series O,                 1,000   1,044
 6.00% 2002
Civic Center Bonds (Special State Obligation Bonds),                   6,500   7,000
 Series 1991, AMBAC Insured,  6.25% 2020
Educational Facs. Auth., Rev. Bonds:
MJH Education Assistance Illinois III LLC, Series                      1,500   1,471
 1999D, AMBAC Insured, 5.45% 2014
Wesleyan University, Series 1993, 5.625% 2018                          1,490   1,487
Health Facs. Auth.:
Rev. Bonds:
Advocate Health Care Network:
Series 1998A:
5.00% 2007                                                             1,620   1,591
5.00% 2008                                                             1,870   1,821
4.50% 2009                                                             1,930   1,759
4.625% 2010                                                            3,000   2,727
Series 1998B, 4.875% 2013                                              2,460   2,215
Alexian Brothers Health System, Series 1999, FSA Insured:
5.00% 2008                                                             1,230   1,228
5.25% 2010                                                             3,500   3,507
5.25% 2012                                                             6,960   6,857
5.00% 2025                                                             2,000   1,761
Centegra Health System, Series 1998:
5.50% 2008                                                             1,640   1,630
5.50% 2009                                                             2,290   2,258
5.50% 2010                                                             2,440   2,388
5.20% 2012                                                             2,200   2,063
5.25% 2013                                                             2,430   2,273
5.25% 2018                                                             2,500   2,249
The Children's Memorial Hospital Series 1999A, AMBAC Insured:
5.75% 2010                                                             1,835   1,913
5.75% 2011                                                             1,690   1,751
Edward Hospital Association Project, Series 1992,                      1,000   1,080
 7.00% 2022(Preref. 2002)
Northwestern Memorial  Hospital, Series 1994A, 6.00% 2024              2,000   2,008
OSF Healthcare System, Series 1993, 5.75% 2007                         6,760   6,833
Rev. Ref. Bonds:
Advocate Health Care Network, Series 1997A:
5.50% 2008                                                             2,110   2,128
5.80% 2016                                                             8,000   7,953
Edward Hospital Project, Series 1993 A:
5.75% 2009                                                             1,550   1,563
6.00% 2019                                                             1,435   1,416
Fairview Obligated General Project, 1995 Series A:
6.25% 2001                                                             1,105   1,123
6.50% 2006                                                               770     792
7.40% 2023                                                             1,500   1,604
Rev. and Rev. Ref. Bonds:
Evangelical Hospitals Corp., Series C, 6.25% 2022                      4,000   4,298
 (Escrowed to Maturity)
Lutheran General Health, Series C,  6.00% 2018                         2,705   2,814
Dev. Fin. Auth., Rev. Bonds, Series 1998A (Provena                     5,000   5,087
 Health), MBIA Insured, 5.50% 2010
Housing Dev. Auth., Multi-Family Housing Bonds,                        1,490   1,589
 1992 Series A, 7.00% 2010
Metropolitan Pier and Exposition Auth., McCormick                      3,910   4,263
 Place Expansion Project Bonds,  Series 1992A, 6.50%
 2027 (Preref. 2003)
City of Berwyn, Rev. Bonds, Series 1995 (MacNeal                       3,000   3,199
 Memorial Hospital Association Project), AMBAC
 Insured, 6.00% 2009
City of Chicago:
General Obligation Bonds (Emergency Telephone                          2,000   1,907
 System), Ref. Series 1999, FGIC Insured, 5.25% 2020
Board of Trustees of Chicago State University,                         1,000     979
 Auxiliary Facs. System Rev. Bonds, Series 1998,
 MBIA Insured, 5.50% 2023
County of Cook, G.O. Capital Improvement Bonds,
 Series 1996, FGIC Insured:
6.00% 2006                                                             3,920   4,217
6.50% 2011                                                             4,000   4,448
Chicago O'Hare International Airport, Special Fac.                     2,750   3,122
 Rev. Ref. Bonds, Series 1994 (American Airlines, Inc.
 Project), 8.20% 2024
Metropolitan Water Reclamation Dist. of Greater
 Chicago, Series  B:
Capital Improvement Bonds, 5.25% 2004                                  5,000   5,179
Ref. Bonds, 5.30% 2005                                                 5,325   5,527
Sales Tax Rev. Bonds, Series 1997, FGIC Insured,                       5,000   4,707
 5.375% 2027
School Reform Board of Trustees of the Board of
 Education of the City of Chicago, Unlimited Tax G.O.
 Bonds, Series 1997A, AMBAC Insured:
5.30% 2011                                                             2,745   1,404
6.75% 2012                                                             1,000   1,134
Capital Appreciation Bonds, 0.00% 2015                                 6,485   2,541
Skyway Toll Bridge Ref. Rev. Bonds, Series 1994:
6.50% 2010 (Preref. 2004)                                             13,250  14,514
6.75% 2014 (Preref. 2004)                                              6,500   7,183
Regional Transportation Auth., Cook, Du Page, Kane,
 Lake, McHenry and Will Counties, G.O. Bonds:
Series 1994D, FGIC Insured, 7.75% 2019                                 4,500   5,650
Series 1990A, AMBAC Insured, 7.20% 2020                                1,000   1,193

Indiana  -  4.87%
Educational Facs. Auth., Educational Facs. Rev.                        1,000   1,014
 Bonds (University of Evansville  Project), Series
 1996, 5.25% 2005
Health Fac. Fncg. Auth., Hospital Rev. Bonds:
Charity Obligated Group:
Series 1997D, 5.00% 2026 (Put 2007)                                   17,620  17,266
Series 1999D, 5.25% 2016                                               3,000   2,826
Clarian Health Partners, Inc., Series 1996A:
5.50% 2016                                                            16,250  15,712
MBIA Insured, 5.25% 2008                                               1,700   1,724
Holy Cross Health System Corp., Series 1998, MBIA Insured:
5.375% 2009                                                            5,340   5,436
5.375% 2010                                                            7,095   7,169
Sisters of St. Francis Health Services, Inc. Project,                  1,000     997
 Series 1997A, MBIA Insured, 5.00% 2008
Housing Fin. Auth., Single Family Mortgage Ref.                        1,275   1,332
 Rev. Bonds, 1992 Series A, 6.75% 2010
State Dev. Fin. Auth.:
Pollution Control Rev. Bonds (Inland Steel Co.                         2,500   2,485
 Project No. 12), 6.85% 2012
Rev. Ref. Bonds, Exempt Fac. Inland Steel, 5.75% 2011                  4,000   3,654
State Office Building Commission, Correctional Facs.                   8,490   9,271
 Program Rev. Bonds, Series  1995B, AMBAC Insured,
 6.25% 2012
Transportation Fin. Auth., Airport Facs. Lease Rev.
 Bonds, Series A:
6.50% 2007                                                             1,160   1,239
6.50% 2007 (Preref. 2002)                                              3,755   4,067
6.75% 2011 (Preref. 2002)                                              2,400   2,617
City of East Chicago, Pollution Control Rev. Ref.                      3,000   3,036
 Bonds, Inland Steel Co. Project No. 11, Series 1994,
 7.125% 2007
Hospital Auth. of the City of Fort Wayne, Rev. Bonds
 (Parkview Memorial Hospital Inc. Project), Series 1992:
6.375% 2013 (Preref. 2002)                                             6,000   6,467
6.40% 2022 (Preref. 2002)                                              2,000   2,157
Hospital Auth. of St. Joseph County, Health System
 Bonds (Memorial Health System), Series 1998A, MBIA Insured:
5.50% 2006                                                             2,055   2,134
5.50% 2007                                                             1,650   1,710
5.50% 2008                                                             1,010   1,043

Iowa  -  0.84%
Fin. Auth.:
Healthcare Rev. Bonds, Series 1997 (Genesis Medical                    2,920   2,948
 Center), MBIA Insured, 5.00% 2006
Hospital Facs. Rev. Bonds, Series 1998 A (Iowa                         6,395   6,520
 Health System), MBIA Insured, 5.25% 2007
Single Family Mortgage Bonds, 1997 Series F, 5.55% 2016                1,985   1,966
Polk County, Rev. Bonds, Catholic Health Initiatives:
Series 1997A, 5.50% 2007                                               1,520   1,565
Series A, 5.125% 2012                                                  3,170   3,034

Kentucky  -  0.91%
Econ. Dev. Fin. Auth., Hospital System Ref. And
 Improvement Rev. Bonds, Series 1997 (Appalachian
 Regional Healthcare, Inc. Project):
5.20% 2004                                                             1,540   1,502
5.60% 2008                                                               630     607
5.60% 2009                                                             3,305   3,164
5.70% 2010                                                               490     469
5.75% 2011                                                             2,190   2,083
5.85% 2017                                                             2,000   1,849
City of Ashland, Pollution Control Ref. Rev. Bonds,                    5,000   5,298
 Series 1992 (Ashland Oil, Inc. Project), 6.65% 2009
Kenton County Airport Board, Special Facs. Rev.
 Bonds (Delta Air Lines, Inc. Project):
Series 1985, 7.80% 2015                                                1,000   1,027
1992 Series B, 7.25% 2022                                              1,350   1,430

Louisiana  -  5.36%
Environmental Improvement Rev. Bonds, Parish of                        1,500   1,394
 St. John the Baptist (USX Corp. Project), Ref.
 Series of 1998, 5.35% 2013
Health Education Auth.(Lambeth House Project):
Rev. Bonds, Series 1996, 9.00%  2026 (Preref. 2006)                    9,000  11,366
Rev. Ref. Bonds, Series 1998A:
5.50% 2010                                                             5,505   5,126
6.15% 2018                                                             2,000   1,887
6.20% 2028                                                             5,500   5,087
Jefferson Parish Hospital Service:
Dist. No. 1, Parish of Jefferson (West Jefferson
 Medical Center),FSA Insured:
Hospital Rev. Bonds, Series 1998A:
5.25% 2010                                                             1,965   1,966
5.25% 2011                                                             2,070   2,033
5.25% 2012                                                             1,930   1,876
Dist. No. 2, Parish of Jefferson, Hospital Rev. Bonds,                 3,520   3,497
 Series 1998, FSA Insured, 5.25% 2011
Public Facs. Auth., Hospital Rev. and Ref. Bonds
 (Franciscan Missionaries of Our Lady Health System
 Project), Series 1998A, FSA Insured:
5.50% 2008                                                             6,935   7,172
5.50% 2011                                                             5,000   5,032
5.75% 2014                                                             3,495   3,559
5.75% 2015                                                             3,825   3,882
Lake Charles Harbor and Terminal Dist., Port Facs.                    33,500  37,036
 Rev. Ref. Bonds (Trunkline LNG  Co. Project), Series
 1992, 7.75% 2022
City of New Orleans, Ref. Cert. of Indebtedness,                       7,750   7,713
 Series 1998B, FSA Insured, 5.10% 2010
Offshore Terminal Auth., Deepwater Port Ref. Rev.
 Bonds (LOOP INC., Project), First Stage Series E:
7.45% 2004                                                             1,000   1,047
7.60% 2010                                                               415     435
7.60% 2010 (Preref. 2000)                                                585     618
Parish of West Feliciana, Pollution Control Rev. Bonds                 2,000   2,113
 (Gulf States Utilities Co. Project), Series 1985-B,
 9.00% 2015

Maine  -  0.10%
Housing Auth., Mortgage Purchase Bonds, 1994 Series C-1, 5.90% 2015    1,775   1,833

Maryland  -  1.29%
Community Dev. Administration, Dept. of Housing
 and Community Dev., Single  Family Program Bonds:
1990 First Series, 7.60% 2017                                          4,845   4,970
1997 First Series, 5.25% 2005                                          5,815   5,904
Health and Higher Educational Facs. Auth.:
First Mortgage Rev. Bonds, PUMH of Maryland, Inc.
 Issue (Heron Point of Chestertown):
Series 1998A:
5.60% 2013                                                             1,000     944
5.75% 2019                                                             2,400   2,295
Series 1998B, 5.75% 2026                                               2,000   1,900
Project and Ref. Rev. Bonds:
Peninsula Regional Medical Center Issue, Series                        1,000     968
 1993, 5.25% 2012
Roland Park Place Issue, Series 1999, 5.50% 2013                         500     484
Rev. Bonds, Howard County General Hospital Issue,
 Series 1993:
5.50% 2013                                                             2,300   2,324
5.50% 2021                                                             1,225   1,224
Calvert County, Econ. Dev. Rev. Bonds (Ashbury-                        2,500   2,987
Solomons Island Facility), Series 1995, 8.625%
 2024 (Preref. 2005)
Prince George's County, Hospital Rev. Bonds,                             750     823
 Dimensions Health Corp. Issue, Series 1992,
 7.25% 2017 (Preref. 2002)

Massachusetts  -  1.34%
Massachussetts Bay Transportation Auth., General                       5,000   5,688
 Transportation System Bonds, 1994 Series A Ref.
 Bonds, 7.00% 2007
Health and Educational Facs. Auth. Rev. Bonds:
Brigham and Women's Hospital Issue, Series D,                          7,000   7,452
 6.75% 2024 (Preref. 2001)
Caregroup Issue, Series A, MBIA Insured, 5.50% 2007                    2,675   2,793
Housing Fin. Agcy., Single Family Housing Rev.                            25      25
 Bonds, Series 39, 6.50% 2014
Turnpike Auth., Metropolitan Highway System Rev.                       2,500   2,169
 Bonds, 1999 Series A, AMBAC Insured, 5.00% 2039
The New England Education Loan Marketing Corp.:
Student Loan Rev. Ref. Bonds, 1992 Senior Issue A,                     1,000   1,051
 6.50% 2002
Student Loan Ref. Bonds, 1993 Series G, 5.20% 2002                     4,000   4,076
Water Resources Auth., General Rev. Ref. Bonds,                        2,500   2,521
 1993 Series B, 5.25% 2009

Michigan  -  8.29%
Hospital Fin. Auth.:
Hospital Rev. Bonds, The Detroit Medical Center
 Obligated Group, Series 1998A:
5.00% 2012                                                             1,370   1,212
5.00% 2013                                                             1,000     873
5.00% 2014                                                             1,525   1,318
5.25% 2023                                                             1,955   1,615
Hospital Rev. and Ref. Bonds:
Daughters of Charity, National Health System, 5.50% 2005               1,565   1,606
The Detroit Medical Center Obligated Group:
Series 1993A:
6.375% 2009                                                            2,000   2,003
6.25% 2013                                                             4,250   4,116
6.50% 2018                                                             7,000   6,873
Series 1993B, AMBAC Insured, 5.00% 2006                                1,365   1,368
Genesys Health System Obligated Group:
Series 1995A:
7.10% 2002                                                             1,770   1,884
7.10% 2002 (Escrowed to Maturity)                                        285     307
7.20% 2003 (Escrowed to Maturity)                                      1,000   1,103
8.00% 2005 (Escrowed to Maturity)                                      8,880  10,443
8.10% 2013 (Preref. 2005)                                              5,000   5,981
8.125% 2021 (Preref. 2005)                                             4,500   5,388
7.50% 2027 (Preref. 2005)                                              4,520   5,199
Series 1998A:
5.30% 2011                                                             5,340   5,091
5.50% 2018                                                             3,250   3,093
5.50% 2027                                                             4,000   3,717
Hackley Hospital Obligated Group, Series 1998A:
4.85% 2006                                                             1,105   1,071
5.00% 2008                                                             1,215   1,170
5.30% 2013                                                             3,650   3,445
McLaren Obligated Group, Series 1993A, 5.375% 2013                     2,985   2,879
Mercy Health Services, Series 1997T, 6.25% 2011                        3,255   3,484
Pontiac Osteopathic, Series 1994 A:
5.375% 2006                                                            1,000     968

6.00% 2014                                                             5,905   5,647
6.00% 2024                                                             4,775   4,452
Sinai Hospital of Greater Detroit, Series 1995:
6.00% 2008                                                             2,000   1,963
6.625% 2016                                                            5,750   5,696
6.70% 2026                                                             2,680   2,641
Housing Dev. Auth., Rental Housing Rev. Bonds:
1992 Series A:
AMBAC Insured, 6.40% 2005                                              2,350   2,479
6.60% 2012                                                            16,285  17,233
1994 Series A, 6.20%  2003                                             1,600   1,669
City of Detroit:
G.O. Rev. Bonds (Unlimited Tax), Series 1995-B:
6.75% 2003                                                             2,000   2,133
7.00% 2004                                                             2,500   2,721
6.25% 2005                                                             2,625   2,794
6.25% 2008                                                             1,730   1,837
6.25% 2009                                                             1,195   1,269
6.25% 2010                                                             1,250   1,327
Downtown Dev. Auth., Tax Increment Bonds
 (Dev. Area No. 1 Projects), Series 1996C:
6.20% 2017 (Preref. 2006)                                              9,310  10,227
6.25% 2025 (Preref. 2006)                                              4,265   4,697
School Dist. of Wayne County, School Building                          1,955   1,851
 and Site Improvement Ref. Bonds, Series 1998C,
 FGIC Insured, 5.25% 2025
Econ. Dev. Corp. of Dickinson County, Solid Waste                      2,000   2,069
 Disposal Ref. Rev. Bonds (Champion International
 Corp. Project), Series 1989, 6.55% 2007
City of Royal Oak, Hospital Fncg. Auth., Hospital                      3,000   2,763
 Rev. Ref. Bonds (William Beaumont Hospital),
 Series 1993 G, 5.25% 2019
Charter County of Wayne, Special Airport Facs. Rev.                    6,955   7,201
 Ref. Bonds (Northwest Airlines, Inc.), Series 1995,
 6.75% 2015

Minnesota  -  0.25%
Housing Fin. Agcy.:
Multi-Family Housing Dev. Bonds, 1991 Series A,                        2,535   2,653
 6.85% 2007
Single Family Mortgage Bonds, 1994 Series E,                           2,085   2,097
 5.60% 2013

Mississippi -  0.37%
Perry County, Pollution Control Ref. Rev. Bonds                        7,500   7,048
 (Leaf River Forest Products, Inc. Project),
 Series 1999, 5.20% 2012

Nebraska  -  0.12%
City of Kearney, Industrial Dev. Rev. Bonds                            2,750   2,301
 (The Great Platte River Road Memorial Foundation
 Project), Series 1998, 6.75% 2028

Nevada  -  0.97%
G.O. (Limited Tax) Bonds, Series A-2, 6.00% 2011                       2,135   2,282
Housing Division, Single Family Mortgage Rev. Bonds,                     800     771
 1999 Series A-1, 4.75% 2012
City of Henderson:
Health Fac. Rev. Bonds (Catholic Healthcare West),                     7,000   6,021
 1998 Series A, 5.375% 2026
Local Improvement Dist. No. T-4C (Green Valley
 Properties), Limited Obligation Ref. Bonds, 1999 Series A:
5.65% 2009                                                             1,500   1,423
5.75% 2013                                                             4,000   3,828
5.90% 2018                                                             3,000   2,848
Local Improvement Dist. No. T-10 (Seven Hills)                         1,480   1,529
 Limited  Obligation Improvement Bonds, 7.50% 2015

New Jersey  -  2.19%
Econ. Dev. Auth.:
Econ. Dev. Bonds, Kapkowski Road Landfill Reclamation
 Improvement Dist. Project (City of Elizabeth),
 Series 1998A:

6.375% 2018                                                            1,000   1,012
6.375% 2031                                                           17,405  17,476
First Mortgage Rev. Fixed-Rate Bonds:
Fellowship Village Project:
Series 1998A, 4.95% 2005                                               1,230   1,194
Series 1995A, 9.25% 2025 (Preref. 2005)                                7,000   8,607
Winchester Gardens at Ward Homestead Project,
 Series 1996A:
8.50% 2016                                                             4,000   4,459
8.625% 2025                                                            3,500   3,915
Housing and Mortgage Fin. Agcy., Section 8 Bonds,
 1991 Series A:
6.80% 2005                                                             2,570   2,695
6.85% 2006                                                             2,500   2,624

New Mexico  -  0.06%
Mortgage Fin. Auth., Single Family Mortgage Purchase                   1,055   1,079
 Ref. Senior Bonds, 1992 Series A-1, 6.85% 2010

New York  -  9.10%
Dormitory Auth.:
Center for Nursing/Rehabilitation, Inc. Rev. Bonds,                    2,100   2,024
 5.45% 2017
City University System Consolidated Third General                      2,000   2,050
 Resolution Rev. Bonds, 1998 Series 2, AMBAC
 Insured, 5.50% 2008
Court Facs., Lease Rev. Bonds, Series 1993A, 5.50% 2010                4,000   4,020
Edgar Health Care Center (Nursing Home), Rev.                          2,375   2,257
 Bonds, FHA Insured, 4.90% 2013
Mental Health Services Facs. Improvement Rev. Bonds:
Series 1997A, 6.00% 2007                                               1,750   1,864
Series 1997B:
6.00% 2007                                                             2,500   2,663
5.60% 2008                                                             1,300   1,346
Series 1998B:
5.375% 2008                                                            1,345   1,371
5.375% 2009                                                            1,270   1,287
5.00% 2010                                                             1,495   1,461
5.00% 2010                                                             1,530   1,494
Series 1998C:
5.375% 2008                                                            1,250   1,275
5.00% 2010                                                             1,760   1,720
Montefiore Medical Center, FHA-Insured Mortgage                        5,250   5,144
 Hospital Rev. Bonds, Series 1999, AMBAC Insured,
 5.25% 2019
The New York and Presbysterian Hospital FHA-Insured
 Mortgage Hospital Rev. Bonds, Series 1998, AMBAC
 Insured:
5.50% 2006                                                             5,500   5,709
5.50% 2008                                                             8,000   8,282
Secured Hospital:
Rev. Bonds (Interfaith Medical Center), Series 1998D, 5.25% 2007       2,000   2,023
Rev. Ref. Bonds, Brookdale Hospital, Series 1998J, 5.125% 2009         2,500   2,478
Sisters of Charity Health Care System Corp., FHA-                      2,070   2,023
Insured Mortgage Hospital Rev. Bonds, Series 1999,
 MBIA Insured, 4.80% 2019
State University Educational Facs.:
Rev. Bonds, Series 1997, 6.00% 2007                                    3,000   3,201
Rev. Ref. Bonds:
Series 1990A, 7.50% 2013                                               3,500   4,201
Series 1990B:
7.50% 2011                                                             1,720   1,994
7.00% 2016                                                             1,000   1,039
Staten Island University Hospital, Insured Rev.                        7,000   7,211
 Bonds, Series 1998, AMBAC Insured, 5.50% 2009
Environmental Fac. Corp., State Water Pollution Control
 Revolving Fund Rev. Bonds  (New York City Municipal
 Water Fin. Auth. Project):
Series 1990A, 7.50% 2012                                                 500     523
Series 1991E, 6.875% 2010 (Preref. 2001)                               1,270   1,354
Series 1991E, 6.875% 2010                                                230     244
Housing Fin. Agcy.:
Health Facs. Rev. Bonds (New York City), 1996
 Series A Ref.:

6.375% 2003                                                            4,500   4,804
6.00% 2006                                                             4,500   4,786
Service Contract Obligation Rev. Ref. Bonds,                           1,750   1,727
 Series 1997C, 5.20% 2010
Local Government Assistance Corp.:
Series 1991 B, 7.50% 2020 (Preref. 2001)                               6,925   7,416
Series 1991 C, Capital Appreciation Bonds, 0% 2005                     5,000   3,830
Series 1991 D:
7.00% 2011 (Preref. 2002)                                              2,000   2,171
7.00% 2018 (Preref. 2002)                                              4,650   5,048
6.75% 2021 (Preref. 2002)                                              1,350   1,457
Series 1992 C, 5.50% 2022                                              1,000     968
State Medical Care Facs. Fin. Agcy.:
Hospital Insured Mortgage Rev. Bonds, 1994
 Series A Ref., FHA Insured:
5.10% 2010                                                             3,045   2,996
5.25% 2014                                                             5,000   4,916
Mental Health Services Facs. Improvement Rev. Bonds:
1993 Series D, 5.25% 2023                                              1,000     924
1997 Series B, 5.30% 2004                                              2,220   2,286
St. Luke's-Roosevelt Hospital Center, FHA-Insured                     12,830  12,985
 Mortgage Rev. Bonds, 1993 Series A, 5.60% 2013
Metropolitan Transit Auth., Transit Facs. Service                      4,000   4,101
 Contract Bonds, Series O, 5.375% 2002
Urban Dev. Corp., Correctional Capital Facs. Rev. Bonds:
Ref. Series 1993 A, 5.30% 2005                                         2,800   2,867
Series 7, 5.25% 2009                                                   1,375   1,378
Castle Rest Residential Health Care Fac., FHA                          1,700   1,684
 Insured Mortgage Rev. Bonds, Series 1997A, 5.60% 2017
Town of Hempstead Industrial Dev. Agcy., Resource                      6,000   5,988
 Recovery Rev. Bonds (American REF-FUEL Co.
 of Hempstead Project), Series 1997, MBIA Insured,
 5.00% 2009(2)
City of New York, G.O. Bonds:
Fiscal 1991 Series B, 8.25% 2006                                       1,500   1,785
Fiscal 1992 Series C, 6.50% 2004 (Preref. 2002)                          470     505
Fiscal 1992 Series H:
6.875% 2002 (Escrowed to Maturity)                                     1,745   1,851
6.875% 2002                                                              155     164
Fiscal 1993 Series A, 6.25% 2003                                       1,000   1,061
Fiscal 1995 Series F:
6.60% 2010 (Preref. 2005)                                              2,000   2,208
6.625% 2025 (Preref. 2005)                                             1,500   1,658
Fiscal 1996 Series E, 6.50% 2006                                       3,000   3,269
Fiscal 1996 Series I, 6.50% 2006                                      10,000  10,906
Municipal Water Fin. Auth., Water and Sewer
  System Rev. Bonds:
Fiscal 1991 Series C, 7.75% 2020 (Preref. 2001)                        5,000   5,383
Fiscal 1994 Series B, 5.50% 2019                                       2,000   1,952
Triborough Bridge and Tunnel Auth., General Purpose                    1,000   1,070
 and Rev. Bonds, Series Y, 6.00% 2012

North Carolina  -  2.83%
Eastern Municipal Power Agcy., Power System Rev. Bonds:
Ref. Series 1993B:
7.25% 2007                                                             5,425   5,901
7.00% 2008                                                            10,720  11,523
6.125% 2009                                                            4,000   4,063
6.00% 2026                                                             1,700   1,659
MBIA Insured, 6.00% 2026                                               2,500   2,624
Series 1993 B, 6.00% 2006                                              3,120   3,176
Series 1993 D, 5.875% 2013                                             1,250   1,216
Series 1993 C, 5.00% 2021                                              2,300   1,939
Ref. Series 1999 B:
5.55% 2014                                                             1,800   1,688
5.60% 2015                                                             7,000   6,548
5.65% 2016                                                             2,000   1,872
5.70% 2017                                                             4,775   4,470
Municipal Power Agcy. Number 1, Catawba Electric                       4,000   4,085
 Rev. Bonds, Series 1992, 5.90% 2003
County of Catawba, Hospital Ref. Rev. Bonds                            1,000     944
 (Catawba Memorial Hospital Project), Series 1999,
 AMBAC Insured, 4.60% 2010
Medical Care Commission, Health Care Rev. Ref.                         2,540   2,535
 Bonds (Novant Health Project), Series 1998A,
 MBIA Insured, 5.10% 2010

Ohio  -  0.20%
County of Franklin, Hospital Facs. Rev. Ref. And                       1,750   1,808
 Improvement Bonds (Doctors Hospital Project), 5.60% 2006

County of Knox, Hospital Facs. Ref. Rev. Bonds,                        2,175   2,103
 Series 1998 (Knox Community Hospital), Asset
 Guaranty Insured, 4.60% 2007

Oklahoma  -  0.55%
Health System Rev. Bonds, Baptist Medicine Center                      2,500   2,718
 of Oklahoma, Series 1995 C, AMBAC Insured, 6.375% 2009
Industrial Auth., Health System Rev. Ref. Bonds                        2,500   2,667
 (Obligated Group consisting of INTEGRIS Baptist
 Medical Center, Inc., INTEGRIS South Oklahoma,
 AMBAC Insured, 6.00% 2009
Industries Auth., Health Facs. Rev. Ref. Bonds                         2,505   2,377
 (Sisters of Mercy Health System, St. Louis, Inc.),
 Series 1993A, 5.00% 2013
Tulsa Industrial Auth., Hospital Rev. and Ref. Bonds,                  3,000   2,885
 St. John Medical Center Project, Series 1996,
 5.375% 2017

Oregon  -  0.81%
City of Klamath Falls, Electric Rev. Bonds (Klamath
 Cogeneration Project), Series 1999:
5.75% 2013                                                             7,000   6,707
5.875% 2016                                                            3,500   3,334
6.00% 2025                                                             2,250   2,120
Hospital Facs. Auth. of the City of Medford, Rev.                      3,425   3,437
 Bonds (Asante Health System), Series 1998-A,
 MBIA Insured, 5.25% 2010

Pennsylvania  -  7.20%
Convention Center Auth., Ref. Rev. Bonds, 1994                        10,000  10,369
 Series A, 6.25% 2004
Higher Educational Facs. Auth.:
Rev. Bonds (Thomas Jefferson University),
 1992 Series A, MBIA Insured:
6.625% 2009                                                              375     403
6.625% 2009 (Preref. 2002)                                               875     946
UPMC Health System Rev. Bonds, Series 1999A,                           2,000   1,967
 FSA Insured, 5.00% 2009
Housing Fin. Agcy., Rev. Bonds, Rental Housing
 Ref. Bonds:
Issue 1992, 6.50% 2023                                                 7,850   8,257
Issue 1993, 5.80% 2018                                                 4,000   4,069
Housing Fin. Auth., Single Family Mortgage Rev.                        1,000   1,048
 Bonds, Series 1992-33, 6.85% 2009
Industrial Dev. Auth., Econ. Dev. Rev. Bonds,                          1,750   1,986
 Series 1994, AMBAC Insured, 7.00% 2007
Allegheny County, Hospital Dev. Auth. Rev. Bonds:
Catholic Health Systems:
Series 1998A, AMBAC Insured, 5.50% 2008                                2,445   2,524
Series A, AMBAC Insured:
5.00% 2010                                                             2,705   2,656
5.25% 2011                                                             2,840   2,823
UPMC Health System Rev. Ref. Bonds, Series                             5,160   5,260
 1999B, AMBAC Insured, 5.25% 2008
Blair County Hospital Auth., Hospital Rev. Bonds                       3,415   3,445
 (Altoona Hospital Project), 1998 Series A, AMBAC
 Insured, 5.25% 2009
Delaware County, Auth. Rev. Bonds, Catholic Health
 Systems, Series A, AMBAC Insured:
5.00% 2010                                                             2,465   2,424
5.25% 2011                                                             4,115   4,098
Hospitals and Higher Education Facs. Auth. Of
 Philadelphia:
Frankford Hospital, Series A:
6.00% 2014                                                             3,705   3,941
6.00% 2023                                                             4,000   4,205
Hospital Rev. Bonds (The Children's Hospital of
 Philadelphia Project):
Series A of 1992:
6.50% 2009 (Preref. 2002)                                              4,500   4,813
6.50% 2021 (Preref. 2002)                                              3,000   3,208
Series A of 1993, 5.375% 2014                                          1,505   1,439
Jefferson Health Systems, Series 1997 A:
5.50% 2006                                                             2,285   2,308
5.50% 2007                                                             1,995   2,007
5.50% 2008                                                             2,000   2,001
5.00% 2009                                                             1,000     957
5.00% 2010                                                             1,000     952
Lehigh County, General Purpose Auth. Rev. Bonds                        1,500   1,504
 (KidsPeace Obligated Group), 5.70% 2009
Temple University Hospital, Series of 1997, 5.70% 2009                 1,000     986
Hospital Auth. of Philadelphia, Hospital Rev. Bonds
 (Temple University Hospital):
Series of 1993 A, 6.50% 2008                                          15,500  16,319
Series of 1983, 6.625% 2023                                           15,385  15,795
Philadelphia Auth. for Industrial Dev., Rev. Bonds                     2,815   2,748
 (Cathedral Village Project), Series of 1998, 5.50% 2010
Public Auditorium Auth. of Pittsburgh and Allegheny
 County, Regional Asset Dist. Sales Tax Rev. Bonds,
 Series of 1999, AMBAC Insured:
5.00% 2008                                                             2,000   2,012
5.25% 2012                                                             2,000   1,988
City of Pottsville Hospital Auth., Hospital Rev. Bonds                 8,500   9,580
 (The Pottsville Hospital and Warne Clinic), Series
 of 1994, 7.25% 2024 (Preref. 2004)
Scranton-Lackawanna Health and Welfare Auth.,
 City of Scranton, Lackawanna County, Hospital
 Rev. Bonds (Moses Taylor Hospital Project), Series 1997:

6.05% 2010                                                             1,000     981
6.15% 2012                                                             2,245   2,182
6.15% 2014                                                             3,000   2,874
6.20% 2017                                                             3,000   2,955

Rhode Island  -  0.70%
Convention Center Auth., Ref. Rev. Bonds, 1993                         1,590   1,600
 Series B, MBIA Insured, 5.00% 2008
Depositors Econ. Protection Corp., Special Obligation Bonds:
1992 Series A,  FSA Insured, 6.625% 2019 (Preref. 2002)                1,000   1,083
1993 Series A:
5.75% 2021 (Escrowed to Maturity)                                      1,210   1,237
5.75% 2021                                                             2,715   2,776
MBIA  Insured, 5.75% 2012                                              4,850   5,110
Housing and Mortgage Fin. Corp., Homeownership                         1,485   1,541
 Opportunity Bonds, Series 3-A, 7.80% 2010

South Carolina  -  1.16%
Florence County, Hospital Rev. Bonds, McLeod Regional
 Medical Center Project, Series 1998A, MBIA Insured:
5.25% 2009                                                             2,400   2,441
5.25% 2010                                                             2,785   2,812
Lexington County Health Services Dist. Inc., Hospital
 Rev. Ref. and Improvement Bonds, Series 1997, FSA Insured:
5.50% 2007                                                             2,000   2,059
5.00% 2009                                                             1,000     983
5.125% 2021                                                            2,000   1,838
Piedmont Municipal Power Agcy., Electric Rev. Bonds,                  13,420  12,083
 1999A Ref. Series, 5.25% 2015

South Dakota  -  0.88%
Building Auth., Rev. Capital Appreciation Bonds,                       3,780   1,597
 Series 1996A, AMBAC Insured, 0.00% 2014
Health and Educational Facs. Auth., Rev. Ref. Bonds,
 Series 1999 (Rapid City Regional Hospital Issue),
 MBIA Insured:
5.00% 2007                                                             4,095   4,118
5.00% 2009                                                             4,010   3,980
5.00% 2010                                                             4,175   4,107
Housing Dev. Auth., Homeownership Mortgage Bonds,                      3,000   3,053
 1995 Series A, 5.80% 2014

Tennessee  -  1.73%
Health and Educational Facs. Board of the Metropolitan                 6,600   7,996
 Government of Nashville and Davidson County
 (Blakeford Project), 9.25% 2024 (Preref. 2004)
Memphis-Shelby County Airport Auth., Special Facs.
 Rev. Bonds (Federal Express Corp.):
Rev. Bonds, Series 1984, 7.875% 2009                                   2,755   2,974
Rev. Bonds, Ref. Series 1992, 6.75% 2012                              20,850  22,148

Texas  -  2.46%
Bell County Health Facs. Dev. Corp.:
Hospital Rev. Ref. and Improvement Bonds (Cook
 Children's Medical Center Project), Series 1998,
 FSA Insured:
5.25% 2008                                                             1,965   1,994
5.25% 2009                                                             2,070   2,087
5.25% 2010                                                             2,180   2,183
Retirement Fac. Rev. Bonds (Buckner Retirement
 Services, Inc. Obligated Group Project), Series 1998:
5.25% 2009                                                             1,620   1,584
5.00% 2010                                                             1,705   1,614
5.25% 2028                                                             3,400   2,948
Industrial Dev. Corp.of Port of Corpus Christi, Rev.                   2,000   1,825
 Ref. Bonds (Valero Refining and Marketing Co.
 Project), 5.40% 2018
Dallas/Forth Worth International Airport Fac.                          5,000   4,953
 Improvement Corp., American Airlines, Inc., Rev.
 Bonds, Series 1995, 6.00% 2014
Harris County Health Facs. Dev. Corp.:
Rev. Bonds (CHRISTUS Health), Series 1999A,                            3,380   3,462
 MBIA Insured, 5.50% 2010
SCH Health Care System Rev. Bonds (Sisters of Charity
 of the Incarnate Word, Houston):
Series 1991A, 7.10% 2021 (Preref 2001)                                 3,000   3,209
Series 1997B, 6.25% 2027                                               1,500   1,609
Hospital Rev. Bonds (Memorial Hermann Hospital                         1,890   1,912
 System Project), Series 1998, FSA Insured, 5.25% 2008
Hidalgo County Health Services Corp., Hospital Rev.
 Bonds, (Mission Hospital, Inc. Project), Series 1996:
7.00% 2008                                                             1,000   1,065
6.75% 2016                                                             1,740   1,804
Northeast Medical Clinic, Hospital Auth., County of                    1,000   1,085
 Humble, Rev. Bonds, FSA Insured, 6.25% 2012
Northside Independent School Dist. (Bexar, Medina                      3,500   3,609
 and Bandera Counties), Unlimited Tax School
 Building Bonds, Series 1991, 6.375% 2008 (Preref. 2001)
Tarrant County, Health Facs. Dev. Corp., Health                        4,000   4,137
 Resources Systems Rev. Bonds, Series 1997A,
 MBIA Insured, 5.50% 2007
Tomball Hospital Auth., Rev. Ref. Bonds, Series 1993,                  6,250   6,100
 6.125% 2023

Utah  -  0.52%
Housing Fin. Agcy., Single Family Mortgage Bonds,                        525     529
 1995 Issue E (Federally Insured or Guaranteed
 Mortgage Loans), 5.50% 2024
Intermountain Power Agcy., 1997 Series A, AMBAC                        1,435   1,598
 Insured, 6.50% 2011
Salt Lake City, Hospital Rev. Bonds, Series 1992                       8,100   7,828
 (IHC Hospitals, Inc.), 5.50% 2021

Vermont  -  0.12%
Educational and Health Buildings Fncg. Agcy,                           2,250   2,345
 Hospital Rev. Bonds (Medical Center Hospital of
 Vermont Project), Series 1993, FGIC Insured, 5.75% 2007


Virginia  -  1.11%
Housing Dev. Auth., Commonwealth Mortgage Bonds, Series D:
Subseries D-3:
6.00% 2012                                                             1,430   1,471
6.00% 2012                                                             1,470   1,512
Subseries D-4, 6.05% 2010                                              1,290   1,319
Big Stone Gap Redev. and Housing Auth. Correctional                    1,000   1,006
 Fac. Lease, Wallens Ridge Dev. Project, 5.25% 2010
Fairfax County Industrial Dev. Auth., Hospital Rev.
 Ref. Bonds (Inova Health Systems Hospital Project),
 Series 1993 A:
4.80% 2005                                                             1,850   1,854
5.00% 2023                                                             1,200   1,090
5.00% 2011                                                             1,300   1,270
Gateway Community Dev. Auth. (Prince William                           2,130   2,009
 County), Special Assessment Bonds, Series 1999,
 6.25% 2026
Industrial Dev. Auth., Hanover County, Hospital                        1,000   1,116
 Rev. Bonds (Memorial Regional Medical Center
 Project at Hanover Medical Park), Series 1995,
 MBIA Insured, 6.50% 2009
Industrial Dev. Auth. of the City of Norfolk, Hospital                 2,500   2,712
 Rev. Bonds (Sentara Hospitals-Norfolk Project),
 Series 1991, 6.50% 2013
Peninsula Ports Auth., Health System Rev. Ref. Bonds                   1,000     969
 (Riverside Health System Project), Series 1998,
 5.00% 2010
Pocahontas Parkway Association, Route 895 Connector                    5,000   4,963
 Toll Road Rev. Bonds, Series 1998A, 5.25% 2008

Virgin Islands  -  0.18%
Public Fin. Auth., Rev. and Ref. Bonds (Matching
 Fund Loan Notes), Series 1998 D:
5.50% 2001                                                             1,600   1,609
5.50% 2002                                                             1,840   1,849

Washington  -  3.02%
G.O. Bonds, Series B, 5.50% 2010                                       2,000   2,066
Health Care Facs. Auth., Rev. Bonds, Ref. Series                       1,500   1,609
 1997A (Virginia Mason Medical Center), MBIA
 Insured, 6.00% 2007
Public Power Supply System:
Nuclear Project No. 1 Ref. Rev. Bonds, Series 1997B,                   5,000   4,755
  5.125% 2014
Nuclear Project No. 2 Ref. Rev. Bonds:
Series 1993B, FSA Insured, 5.65% 2008                                  3,030   3,181
Series 1994A:
6.00% 2007                                                            19,900  21,235
5.25% 2008                                                             5,000   5,058
Series 1998A, 5.75% 2008                                               2,000   2,099
Nuclear Project No. 3 Ref. Rev. Bonds, Series 1989 B:
5.375% 2015                                                            3,000   2,916
7.125% 2016                                                            5,250   6,111
Public Utility Dist. No. 1 of Chelan County, Columbia                 11,345   3,619
 River-Rock Island Hydro-Electric System Rev. Ref.
 Capital Appreciation Bonds, Series 1997A , MBIA
 Insured, 0.00% 2019
MBIA Insured, 0.00% 2019
Central Puget Sound Regional Transit Auth., Sales                      5,500   5,245
 Tax and Motor Vehicle Excise Tax Bonds, Series
 1999, FGIC Insured, 5.25% 2021

Wisconsin  -  1.53%
Health and Educational Facs. Auth., Rev. Bonds:
Children's Hospital of Wisconsin, Inc., Series 1998,                   1,130   1,140
 AMBAC Insured, 5.625% 2015
Children's Hospital Project, Series 1993, FGIC                         2,000   2,085
 Insured, 5.50% 2006
The Monroe Clinic, Inc., Series 1998:
4.80% 2010                                                             1,110   1,019
4.90% 2011                                                             1,165   1,069
Medical College of Wisconsin, Series 1993, 5.95% 2015                  3,000   3,060
Health and Educational Facs. Auth., Rev. Ref. Bonds                    2,505   2,481
 (Wausau Hospital, Inc.), Series A, AMBAC Insured,
 5.00% 2009
Housing and Econ. Dev. Auth., Housing Rev. Bonds,                      3,480   3,636
 1992 Series A, 6.40% 2003
City of Nekoosa, Pollution Control Funding Rev. Bonds                  5,000   4,754
 (Nekoosa Papers Inc. Project), Series 1999B, 5.50% 2015
Pollution Control and Industrial Dev. Rev. Bonds                       3,000   3,068
 (General Motors Corp. Projects), City of Janesville,
 Series 1984, 5.55% 2009
City of Superior, Limited Obligation Ref. Rev. Bonds                   6,000   6,940
 (Midwest Energy Resources Co. Project), Series
 E-1991 (Collateralized), FGIC Insured, 6.90% 2021


                                                                            ----------
                                                                            1,782,979
                                                                            ----------


Tax-Exempt Securities Maturing in One Year or Less - 6.60%
State of Massachusetts, Boston City Hospital,                            980   1,033
 Series A, FHA Insured, 7.625% 2021 (Preref. 2000)
State of Florida, Broward County, Coral Springs                        2,500   2,574
 Improvement Dist., G.O. Water and Sewer Rev. Bonds,
 1989 Series C, MBIA Insured,  7.50% 2005 (Preref. 1999)
State of Tennessee, Clarksville Public Building Auth.                  3,600   3,600
 Adjustable Rate-Pooled Fincg. Rev. Bonds, 3.30% 2027(1,2)
State of Pennsylvania, Deleware County Industrial                      2,400   2,400
 Dev. Auth., Airport Facs. Rev. Bonds, Series 1985,
 3.05% 2015(2)
State of Georgia, Building Auth. of Fulton County,                     1,000   1,007
 Rev. Ref. Bonds (Judicial Center Facs. Project),
 Series 1991, 5.70% 1/1/00
State of Texas, City of Houston, Tax and Rev.                          3,000   3,014
 Anticipation Notes, Series 1999, 4.25% 6/30/00
State of Idaho, Tax Anticipation Notes, Series 1999,                   1,500   1,507
 4.25% 6/30/00
State of Illinois:
Health Facs. Auth., Adjustable Rate Rev. Bonds,                        1,300   1,300
 Series 1995 (Swedish Covenant Hospital Project),
 AMBAC Insured, 3.35% 2025(2)
Joliet Regional Port Dist., Marine Terminal Rev. Ref.                  1,400   1,400
 Bonds (Exxon Project), 1989 Series, 2.70% 2024(2)
State of Kentucky, Asset/Liability Commission,                         4,000   4,020
 General Fund Tax and Rev. Anticipation Notes,
 1999 Series A, 4.25% 6/28/00
State of Wyoming, Lincoln County, Pollution Control
 Rev. Bonds (Exxon Project):
Series 1984C, 3.05% 2014(2)                                            1,300   1,300
Series 1984D, 3.05% 2014(2)                                            1,000   1,000
County of Los Angeles, 1999-2000 Tax and Rev.                          3,500   3,512
 Anticipation Notes, Series A, 4.00% 6/30/00
State of Texas, Lower Neches Valley Auth., Industrial
 Dev. Corp., Variable Rate Pollution Control Rev. Bonds,
Series 1994A (Neches River Treatment Corp.                             1,500   1,500
 Project), 3.30% 2004(2)
State of Massachusetts, Water Resources Auth.                          9,500   9,896
 General Rev. Bonds, 1990 Series A, 7.50% 2009
 (Preref. 2000)
State of Michigan, Job Dev. Auth, Pollution Control                    7,000   7,017
 Rev. Bonds (Chrysler Corp. Project), Series 1984,
  5.70% 11/1/99
State of New York, Transit Auth., Transit Facs. Rev.                   4,000   4,131
 Bonds (Livingston Plaza Project), Series 1990,
 FSA Insured, 7.50% 2020 (Preref. 2000)
State of Ohio:
Franklin County Health Systems Variable Rate Rev.                      1,000   1,000
 Bonds, Franciscan Sisters of Charity, 3.05% 2015(1)(2)
Parks and Recreation Capital Facs. Bonds, Series                       5,000   5,007
 II-1997A, 4.25% 12/1/99
State of Florida, Orange County Industrial Dev. Auth.,                 4,000   4,000
 Variable Rate Demand Rev. Bonds, Series 1998
 (Lake Highland Preparatory School, Inc. Project,
 3.30% 2018(2)
County of San Bernardino, 1998-99 Fixed Rate Tax                       5,000   5,004
 and Rev. Anticipation Notes, 4.50% 9/30/99
State of California, San Francisco Bay Area Rapid                      3,250   3,398
 Transit Dist., Sales Tax Rev. Ref. Bonds, Series 1990,
  AMBAC Insured, 6.75% 2009 (Preref. 2000)
County of Santa Clara, 1999 Tax and Rev.                               3,000   3,002
Anticipation Notes, 4.50% 10/1/99
State of South Carolina, Public Service Auth., Rev.                    1,000   1,008
 Bonds, 1995 Ref. Series A, AMBAC Insured, 6.25% 1/1/00
Texas National Research Laboratory Commission,                        12,000  12,473
 G.O. Bonds, Series 1990 (Superconducting Super
 Collider Project), 7.125% 2020 (Preref. 2000)
Texas Tax and Rev. Anticipation Notes, Series 1999A,                   4,000   4,031
 4.50% 8/31/00
State of Alaska, City of Valdez, Marine Terminal Rev.                  2,800   2,800
 Ref. Bonds (Exxon Pipeline Co. Project), 1993
 Series A, 2.70% 2033(2)
County of Ventura, 1999 Tax and Rev. Anticipation                      6,000   6,024
 Notes, 4.00% 7/6/00
State of Virginia, Industrial Dev. Auth. of the City of                1,000   1,000
 Roanoke, Hospital Rev. Bonds (Carilion Health System
 Obligated Group), Series 1997B, 2.95% 2027(2)
State of North Carolina, Wake County Industrial
 Facs. and Pollution Control Fncg. Auth., Pollution
 Control Rev. Ref. Bonds (Carolina Power & Light Co.
 Project), Series 1990A, 3.10% 2014(2)                                 3,550   3,550
State of Washington, Public Power Supply System,
 Nuclear Project No. 3 Ref. Rev. Bonds, Series 1989 B:
FGIC Insured, 7.00% 2005 (Preref. 2000)                                4,500   4,638
7.25% 2015 (Preref. 2000)                                              3,500   3,610
State of Wyoming:
General Fund Tax and Rev. Anticipation Notes,                          9,700   9,724
 Series 1999, 4.00% 6/27/00
Wyoming Student Loan Corp., Student Loan Rev.                            950     956
 Ref. Bonds, Series 1991, 6.25% 12/1/99
State of Pennsylvania, City of York, General Auth.
 Adjustable Rate Pooled Fncg. Rev. Bonds, Sub-Series
 96-B (School Dist. of the City of Harrisburg Project),
AMBAC Insured, 3.25% 2026(2)                                           5,000   5,000
                                                                            ----------
                                                                             126,436

                                                                            ----------
Total Tax-Exempt Securities                                                 1,909,415
                                                                            ----------
Excess of cash and receivables over payables                                   7,751
                                                                            ----------

NET ASSETS                                                                  $1,917,166
                                                                            ==========
(1)Purchased in a private placement transaction;
  resale to the public may require registration or
sale only to qualified institutional buyers.
(2)Coupon rate may change periodically.

See Notes to Financial Statements

Key to Abbreviations

Agcy. = Agency
Auth. = Authority
Cert. Of Part = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facilities
Fin. = Financing
G.O. = General Obligation
Prefer. = Prerefunded
Rev. = Revenue
Rev. = Revenue Refunding


The Tax-Exempt Bond Fund of America
Financial Statements
Statement of Assets and Liabilities
at August 31, 1999 (dollars in thousands)
Assets:
 Tax-exempt securities (cost: $1,875,213)                           $1,909,415
 Cash                                                                    1,050
 Receivables for--
  Sales of investments                                     $1,100
  Sales of fund's shares                                    3,676
  Accrued interest                                         26,568       31,344
                                                       ----------  -----------
                                                                     1,941,809
Liabilities:
 Payables for--
  Purchases of investments                                  9,198
  Repurchases of fund's shares                             10,833
  Dividends payable                                         3,074
  Management services                                         562
  Accrued expenses                                            976       24,643
                                                       ----------  -----------
Net Assets at August 31, 1999--
 Equivalent to $11.86 per share on
 161,703,571 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--200,000,000 shares)                                 $1,917,166
                                                                   ===========
Statement of Operations
For the year ended August 31, 1999
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                    $102,930

 Expenses:
  Management services fee                                   $6,526
  Distribution expenses                                     4,721
  Transfer agent fee                                          499
  Reports to shareholders                                     103
  Registration statement and prospectus                       221
  Postage, stationery and supplies                             97
  Directors' fees                                              29
  Auditing and legal fees                                      73
  Custodian fee                                                35
  Taxes other than federal income tax                          22
  Other expenses                                               33
                                                      -----------       12,359
                                                                   -----------
  Net investment income                                                 90,571
                                                                   -----------
Realized Gain and Change in Unrealized
 Appreciation on Investments:
 Net realized gain                                                      12,422
 Net unrealized appreciation on investments:
  Beginning of year                                       135,956
  End of year                                              34,202
                                                       ----------
   Net unrealized depreciation
    on investments                                                    (101,754)
                                                                   -----------
  Net realized gain and
   unrealized depreciation on investments                              (89,332)
                                                                   -----------
Net Increase in Net Assets Resulting
 From Operations                                                        $1,239
                                                                   ===========
Statement of Changes in Net Assets
(dollars in thousands)


                                                       Year ended    August 31

                                                             1999          1998
                                                      -----------  -----------
Operations:
 Net investment income                                    $90,571       $84,097
 Net realized gain on investments                          12,422       25,646
 Net unrealized appreciation (depreciation)
  on investments                                         (101,754)      23,687
                                                      -----------  -----------
  Net increase in net assets
   resulting from operations                                1,239      133,430
                                                      -----------  -----------
Dividends and Distributions Paid to
 Shareholders:
 Dividends paid from net investment income                (90,695)     (84,100)
 Distributions from net realized gain on
  investments                                             (27,512)      (5,006)
                                                      -----------  -----------
  Total dividends and distributions                      (118,207)     (89,106)
                                                      -----------  -----------
Capital Share Transactions:
 Proceeds from shares sold:
  38,674,257 and 27,437,243
  shares, respectively                                    477,680      341,812
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and distributions
  of net realized gain on investments:
  6,494,510 and 4,320,816 shares,
  respectively                                             80,021       53,787
 Cost of shares repurchased:
  25,928,672 and 19,085,481
  shares, respectively                                   (318,929)    (237,660)
                                                      -----------  -----------
  Net increase in net assets
   resulting from capital share
   transactions                                           238,772      157,939
                                                      -----------  -----------
Total Increase in Net Assets                              121,804      202,263
Net Assets:
 Beginning of year                                      1,795,362    1,593,099
                                                      -----------  -----------
 End of year (including undistributed net              $1,917,166   $1,795,362
  investment income of $121 and $13,                  ===========  ===========
  respectively)


See Notes to Financial Statements


The Tax-Exempt Bond Fund of America, Inc.

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - The Tax-Exempt Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of federally tax-free current income, consistent with the preservation of capital, through a diversified, portfolio of municipal bonds.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for as of the trade date. Realized gains and losses from the securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Premiums and original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after determination of the fund's net investment income and are paid to shareholders monthly.

2. FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

     As of August 31, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $34,202,000, of which $64,993,000 related to appreciated securities and $30,791,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1999. During the year ended August 31, 1999, the fund realized, on a tax basis, a net capital gain of $12,132,000 on securities transactions. The cost of portfolio securities for book and federal income tax purposes was $1,875,213,000 at August 31, 1999.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $6,526,000 for management services was incurred pursuant to an agreement with CRMC, with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets between $60 million and $1 billion; 0.18% of such assets between $1 billion and $3 billion; 0.16% of such assets in excess of $3 billion; plus 3.00% of the first $40 million of annual gross income; plus 2.5% of such income between $40 million and $100 million; plus 2.25% of such income in excess of $100 million.

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1999, distribution expenses under the Plan were limited to $4,721,000. Had no limitation been in effect, the fund would have paid $5,427,000 in distribution expenses under the Plan. As of August 31, 1999, accrued and unpaid distribution expenses were $894,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,005,000 (after allowance to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $499,000.

  DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1999, aggregate amounts deferred and earnings thereon were $74,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

  The fund made purchases and sales of investment securities, excluding short-term securities, of $486,217,000 and $261,774,000, respectively, during the year ended August 31, 1999.

  As of August 31, 1999, accumulated undistributed net realized gain on investments was $6,784,000 and additional paid-in capital was $1,714,207,000. The fund reclassified $232,000 and $1,808,000 to undistributed net investment income and additional paid-in capital, respectively, from undistributed net realized gains for the year ended August 31, 1999 as a result of permanent differences between book and tax.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $35,000 includes $9,000 that was paid by these credits rather than in cash.



PER-SHARE DATA AND RATIOS

                                                              Year  Ended  Augus    31


                                                    1999      1998   1997   1996 1995

Net Asset Value, Beginning of Year                $12.60    $12.27 $11.86 $11.94$11.65
                                               ----------  ------- --------------------
 Income from Investment Operations:
  Net investment income                              .59       .62    .64   .64   .68
  Net gains or losses on securities (both
   realized and unrealized)                         (.55)      .37    .45   .01   .29
                                               ----------  ------- --------------------
   Total from investment operations                  .04       .99   1.09   .65   .97
                                               ----------  ------- --------------------
 Less Distributions:
  Dividends (from net investment income)            (.59)     (.62)  (.64) (.64) (.68)
  Distributions (from capital gains)                (.19)     (.04)  (.04) (.09)    -
                                               ----------  ------- --------------------
   Total distributions                              (.78)     (.66)  (.68) (.73) (.68)
                                               ----------  ------- --------------------

Net Asset Value, End of Year                      $11.86    $12.60 $12.27 $11.86$11.94
                                               ==========  ======= ====================

Total Return*                                         0.2       8.2   9.39 5.51% 8.70%


Ratios/Supplemental Data:
 Net assets, end of year (in millions)            $1,917    $1,795 $1,593 $1,476$1,424
 Ratio of expenses to average net assets             .65%      .66%   .68%  .68%  .66%
 Ratio of net income to average net assets          4.78%     4.98%  5.27% 5.35% 5.87%
 Portfolio turnover rate                           14.56%    23.19% 14.39%26.89%49.28%


*Excludes maximum sales charge of 4.75%.

Report of Independent Accountant

To the Board of Directors and Shareholders of The Tax-Exempt Bond Fund of America, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Tax-Exempt Bond Fund of America, Inc.(the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
September 30, 1999


Tax Information (unaudited)

During the fiscal year ended August 31, 1999, the fund paid 59.2 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code, a short-term capital gain of 0.4 cents per share and a long-term capital gain of 18.2 cents per share.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the calendar year-end information you receive from the fund's transfer agent.